UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4009

GOVERNMENT SECURITIES VARIABLE ACCOUNT

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

]

PROFESSIONALLY MANAGED COMBINATION

FIXED/VARIABLE ANNUITIES

FOR PERSONAL INVESTMENTS AND

QUALIFIED RETIREMENT PLANS

ANNUAL REPORT • December 31, 2007

Capital Appreciation Variable Account

Global Governments Variable Account

Government Securities Variable Account

High Yield Variable Account

Money Market Variable Account

Total Return Variable Account

Issued by

Sun Life Assurance Company of Canada (U.S.),

A Wholly Owned Subsidiary of

Sun Life of Canada (U.S.) Holdings, Inc.

Proxy Voting Policies and Information	Back Cover

Quarterly Portfolio Disclosure	Back Cover

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED MAY LOSE VALUE NO BANK OR CREDIT UNION GUARANTEE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

Letter from the CEO of MFS

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Management Reviews

The following management reviews, for the twelve months ended December 31, 2007, exclude the Money Market Variable Account.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets — particularly in the mortgage and structured-products areas — experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Capital Appreciation Variable Account

Summary of Results

For the twelve months ended December 31, 2007, Compass 2 provided a total return of 9.58%, Compass 3 provided a total return of 9.48%, and Compass 3 — Level 2 provided a total return of 9.64%. These compare with a return of 11.81% for the account’s benchmark, the Russell 1000 Growth Index.

Detractors from performance

Stock selection in the health care sector detracted from the account’s performance relative to the benchmark. Eye care medical products maker Advanced Medical Optics, biotechnology firm Amgen, and pharmaceutical and diagnostic company Roche Holding(aa) (Switzerland) were among the account’s largest detractors within this sector. Shares of Advanced Medical Optics suffered a steady decline during the period due to several recalls of its lens solution products, which resulted in a dramatic decrease in eye care sales. Shares of Amgen suffered, in part, due to studies that raised concerns about the safety profile of the company’s anemia drug Aranesp.

An underweighted position in the basic materials sector hindered relative returns. In particular, our positioning in strong-performing agrichemical products company Monsanto(g) was the principal negative factor in this sector.

Several individual securities in other sectors that dampened relative results included investment management and banking firm UBS(aa) (Switzerland), billing software company Amdocs, discount retailer Family Dollar Stores(g), office supply superstore operator Staples, and upscale apparel retailer Nordstrom. Our underweighted position in computer and personal electronics maker Apple also held back relative returns as this benchmark constituent turned in strong performance over the reporting period.

Management Reviews — continued

Contributors to performance

Security selection in the retailing sector contributed to the account’s relative performance. Avoiding poor-performing home improvement retailer Home Depot aided relative results.

Our underweighted position and stock selection in the autos and housing sector boosted relative returns. No individual holdings within this sector were among the account’s top contributors.

Stock selection in the industrial goods and services sector also benefited relative performance. Aerospace metal parts manufacturer Precision Castparts was a strong contributor in this sector.

Standout performers in other sectors included financial exchange Deutsche Boerse(aa) (Germany) and global integrated energy company Hess(aa). Shares of Deutsche Boerse rose significantly during the year. The company acquired International Securities Exchange Holdings, which we believe positioned the company as a key player in the U.S. options market and in global derivatives trading. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves.

Elsewhere, oil field services company Schlumberger, offshore drilling company Noble, network equipment manufacturer Juniper Networks, credit card transactions processor First Data(g), enterprise software giant Oracle, and food company Nestle(aa) (Switzerland) also boosted relative performance.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Global Governments Variable Account

Summary of Results

For the twelve months ended December 31, 2007, Compass 2 provided a total return of 7.34%; Compass 3 provided a total return of 7.18%; and Compass 3 — Level 2 provided a total return of 7.34%. These compare with a return of 10.81% for the account’s benchmark, the JPMorgan Global Government Bond Index Unhedged.

Detractors from performance

The account’s U.S. yield curve(y) positioning had a negative impact on relative performance as interest rates generally declined over the reporting period.

During the latter half of the period, as swap and credit spreads widened, the account’s exposure to “AAA”(s) rated commercial mortgage-backed securities (CMBS), delegated underwriting services (DUS) pools, Small Business Association (SBA) bonds, and emerging markets debt securities detracted from relative results.

Contributors to performance

The account’s underweighted exposure to the U.S. dollar, particularly versus the Euro, modestly contributed to relative performance as the value of the dollar weakened relative to most of the world’s major currencies.

Our duration(d) positioning in European bonds also benefited investment results during the reporting period.

Security selection, particularly from some of the account’s holdings of European government bonds also helped relative performance.

Government Securities Variable Account

Summary of Results

For the twelve months ended December 31, 2007, Compass 2 provided a total return of 5.66%, Compass 3 provided a total return of 5.55%, and Compass 3 — Level 2 provided a total return of 5.71%. These compare with a return of 7.72% for the account’s benchmark, the Lehman Brothers U.S. Government/Mortgage Bond Index.

Detractors from performance

Relative to the benchmark, the account’s duration(d) positioning held back performance as interest rates generally declined over the reporting period.

Our greater exposure to government agency debt also dampened investment results as the sector lagged the returns of the benchmark.

Contributors to performance

The account’s lesser relative exposure to mortgage-backed securities added to performance as credit spreads widened dramatically during the recent subprime market crisis.

Our exposure to U.S. Treasury securities, which outperformed the benchmark over the investment period, also helped relative results.

High Yield Variable Account

Summary of Results

For the twelve months ended December 31, 2007, Compass 2 provided a total return of 0.43%, Compass 3 provided a total return of 0.33%, and Compass 3 — Level 2 provided a total return of 0.48%. These compare with a return of 1.87% for the account’s benchmark, the Lehman Brothers U.S. High-Yield Corporate Bond Index.

Detractors from performance

Over the reporting period, yield was a negative factor in performance relative to the benchmark. Our relative exposure to financial issues and to “B” rated(s) bonds, in general, also hurt.

Debt holdings that detracted from results included the bonds of General Motors Acceptance Corp. (GMAC), Tropicana Entertainment, ARCap, Harrah’s Operating Co., Realogy(g), Ford Motor Credit, Freescale Semiconductor(g), and Umbrella Acquisition(g).

Contributors to performance

Our lower exposure to industrial debt was a relative positive for the account as was overall security selection. For the reporting period, the debt of FMG Finance was among the account’s leading contributors relative to the benchmark. Additionally, our smaller exposure to lower-rated debt, particularly in “BB” and, to a lesser extent, “CCC” rated securities, helped relative performance.

Total Return Variable Account

Summary of Results

For the twelve months ended December 31, 2007, Compass 2 provided a total return of 2.60%, Compass 3 provided a total return

Management Reviews — continued

of 2.45%, and Compass 3—Level 2 provided a total return of 2.60%. These compare with a return of 5.49% for the account’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index). The account’s other benchmark, the Lehman Brothers U.S. Aggregate Bond Index (Lehman Aggregate Index), generated a total return of 6.97%.

Detractors from performance

Within the equity portion of the account, an overweighted position in the poor-performing financial services sector held back performance relative to the S&P 500 Index. Insurance companies, Genworth Financial, Conseco(aa), and Allstate, along with mortgage lending firm Countrywide Financial(g) and electronic brokerage firm E*TRADE Financial, were among the account’s top detractors.

Stock selection and an underweighted position in the technology sector also dampened relative performance. Telecommunications equipment manufacturer Nortel Networks(aa) was a top detractor. We believe Nortel’s weaker-than-expected fundamentals and management’s inability to turn the business around contributed to the decline of the company’s stock price. Not holding strong-performing computer and personal electronics maker Apple also hurt relative results.

In the health care sector, security selection detracted from relative returns. No individual securities within this sector were among the account’s top detractors for the period.

Elsewhere, retailer Macy’s, home improvement products maker Masco, and media titan The New York Times held back relative performance. Masco’s shares were hurt by the deterioration of the housing markets and the company’s pessimistic guidance that cited decreased housing starts.

Within the fixed income portion of the account, our exposure to bonds in the financial sector and to structured products, particularly commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), held back performance relative to the Lehman Aggregate Index, as these securities suffered from the recent turmoil in the subprime market.

Credit quality, particularly holdings of lower-quality “BBB”(s) rated securities, detracted from performance as credit spreads widened over the reporting period.

Contributors to performance

Within the equity portion of the account, stock selection and an overweighted position in the strong-performing energy sector boosted performance relative to the S&P 500 Index. Global integrated energy company Hess, and oil and gas producers, Anadarko Petroleum, Devon Energy, and Apache, were all strong contributors over the reporting period. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves.

A strong showing in the basic materials sector was principally due to stock selection. Packaging manufacturer Owens-Illinois(aa)(g) was a top contributor within this sector. The company reported quarterly earnings that exceeded consensus expectations. The firm attributed the positive results to better operating performance in its glass factories and improved pricing and product sales mix.

Elsewhere, agricultural equipment manufacturer Deere & Co. and global financial services provider Bank of New York Mellon were top contributors. Deere’s stock price gain was driven by strong capital management and better-than-expected results throughout the period which pushed its shares up in excess of the market. Not holding poor-performing financial services firm Wachovia and cable services provider Comcast benefited results, while our small positioning in insurance company American International Group, which struggled during the reporting period, also helped relative returns.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the account, our defensive positioning in shorter duration(d) corporate bond holdings, relative to the Lehman Aggregate Index, boosted relative performance as credit spreads widened.

The account generated a higher level of income than the benchmark over the reporting period which also benefited relative results.

(aa)	Security is not a benchmark constituent.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(g)	Security was not held in the portfolio at period end.
(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Index Definitions

JPMorgan Global Government Bond Index Unhedged — measures developed government bond markets around the world.

Lehman Brothers U.S. Aggregate Bond Index — a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Lehman Brothers U.S. Government/Mortgage Bond Index — measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Lehman Brothers U.S. High-Yield Corporate Bond Index — a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Russell 1000 Growth Index — constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's 500 Stock Index — a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Performance Summary

These performance results reflect the mortality and expense risks charges but do not reflect the deduction of surrender charges or any other applicable contract fees. If surrender charges and all other contract fees were included, the results would be lower.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. For most recent month-end performance, please visit sunlife-usa.com. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on distributions or redemption of contract units.

Year end performance through December 31, 2007

	Compass 2	Compass 3	Compass 3 – Level 2
Capital Appreciation Variable Account	9.58%	9.48%	9.64%

Global Governments Variable Account	7.34%	7.18%	7.34%

Government Securities Variable Account	5.66%	5.55%	5.71%

High Yield Variable Account	0.43%	0.33%	0.48%

Money Market Variable Account	3.32%	3.22%	3.38%

Total Return Variable Account	2.60%	2.45%	2.60%

Before investing, you should consider carefully the investment objectives, risks, and charges and expenses of each investment option. All of this information is explained in the prospectus for each of the Variable Accounts. You should read the prospectus carefully before investing.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the accounts' performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Money Market Variable Account performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a portfolio's yield during periods when the portfolio's operating expenses have a significant impact on the portfolio's yield due to lower interest rates. Without such subsidies, waivers and adjustments the results would have been less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the variable accounts may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

Portfolio Composition — Capital Appreciation Variable Account

Portfolio Structure

Top ten holdings
Microsoft Corp.	3.0%
Google, Inc., “A”	2.8%
Cisco Systems, Inc.	2.5%
Oracle Corp.	2.5%
Genzyme Corp.	2.2%
Procter & Gamble Co.	2.2%
Amdocs Ltd.	2.2%
State Street Corp.	2.1%
Medtronic, Inc.	2.1%
Roche Holding AG	2.0%

Equity sectors
Technology	23.8%
Health Care	18.6%
Financial Services	10.2%
Consumer Staples	9.1%
Retailing	9.0%
Industrial Goods & Services	7.0%
Special Products & Services	5.7%
Energy	5.6%
Leisure	4.7%
Utilities & Communications	1.8%
Transportation	1.2%
Basic Materials	1.1%
Autos & Housing	0.8%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition — Global Governments Variable Account

Portfolio Structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	67.1%
U.S. Treasury Securities	13.5%
Commercial Mortgage-Backed Securities	4.5%
Emerging Market Bonds	3.1%
U.S. Government Agencies	2.5%
Mortgage-Backed Securities	1.2%
Municipal Bonds	0.6%

Credit quality of bonds (r)
AAA	61.6%
AA	12.6%
A	22.4%
BBB	3.4%

Portfolio facts
Average Duration (d)(i)	6.6
Average Life (i)(m)	8.9 yrs.
Average Maturity (i)(m)	9.9 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	AA+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

Country weightings (i)
United States	29.4%
Japan	23.8%
United Kingdom	10.1%
Germany	8.4%
France	5.2%
Belgium	4.2%
Italy	4.1%
Spain	4.1%
Netherlands	3.4%
Other Countries	7.3%

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/07.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition — Government Securities Variable Account

Portfolio Structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	56.0%
U.S. Treasury Securities	24.0%
U.S. Government Agencies	22.0%
Municipal Bonds	2.0%

Credit quality of bonds (r)
AAA	99.2%
AA	0.8%

Portfolio facts
Average Duration (d)(i)	4.2
Average Life (i)(m)	6.1 yrs.
Average Maturity (i)(m)	14.4 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	AAA
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable, which may result in the investment in a sector of less than 0%.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/07.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition — High Yield Variable Account

Portfolio Structure (i)

Top five industries (i)
Medical & Health Technology & Services	9.0%
Broadcasting	8.0%
Gaming & Lodging	6.1%
Utilities — Electric Power	5.2%
Energy — Independent	5.2%

Credit quality of bonds (r)
AAA	1.2%
AA	0.4%
BBB	3.2%
BB	30.1%
B	50.2%
CCC	14.4%
Not Rated	0.5%

Portfolio facts
Average Duration (d)(i)	4.3
Average Life (i)(m)	6.9 yrs.
Average Maturity (i)(m)	7.5 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	B+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(o)	Less than 0.1%.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/07.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition — Money Market Variable Account

Portfolio Structure (u)

Short-term credit quality (q)
Average Credit Quality Short-Term Bonds (a)	A-1
All holdings are rated “A-1”

Maturity breakdown (u)
0 - 29 days	46.5%
30 - 59 days	36.1%
60 - 89 days	9.5%
90 - 366 days	8.3%
Other Assets Less Liabilities	(0.4)%

(a)	The average credit quality is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(q)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered Not Rated. U.S. Treasuries and U.S. Agency securities are included in the “A-1”-rating category. Percentages are based on the total market value of investments as of 12/31/07.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time “Other Assets Less Liabilities” may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition — Total Return Variable Account

Portfolio Structure (i)

Top ten holdings (i)
Fannie Mae, 5.5%, 30 years	4.3%
Fannie Mae, 6.0%, 30 years	2.1%
Exxon Mobil Corp.	2.0%
U.S. Treasury Notes, 4.5%, 2009	1.9%
Altria Group, Inc.	1.7%
U.S. Treasury Notes, 4.875%, 2009	1.6%
Lockheed Martin Corp.	1.5%
U.S. Treasury Notes, 3.125%, 2008	1.5%
U.S. Treasury Bonds 5.375%, 2031	1.2%
TOTAL S.A., ADR	1.2%

Equity sectors
Financial Services	14.8%
Energy	8.1%
Utilities & Communications	6.3%
Health Care	5.6%
Consumer Staples	5.4%
Industrial Goods & Services	4.8%
Retailing	3.2%
Technology	2.9%
Basic Materials	1.9%
Leisure	1.8%
Autos & Housing	1.6%
Transportation	0.7%
Special Products & Services	0.4%

Fixed income sectors (i)
Mortgage-Backed Securities	16.1%
High Grade Corporates	9.9%
U.S. Treasury Securities	9.3%
Commercial Mortgage-Backed Securities	2.3%
U.S. Government Agencies	2.2%
Non-U.S. Government Bonds	0.9%
Asset-Backed Securities	0.5%
Emerging Market Bonds	0.3%
High Yield Corporates	0.2%
Municipal Bonds	0.1%
Residential Mortgage-Backed Securities (o)	0.0%
Collateralized Debt Obligations (o)	0.0%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(o)	Less than 0.1%

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

Portfolio of Investments — December 31, 2007

Capital Appreciation Variable Account

Issuer	Shares/Par	Value ($)

COMMON STOCKS - 98.6%
Aerospace - 2.8%
Precision Castparts Corp.	11,750	$1,629,725
United Technologies Corp.	51,060	3,908,132

		$5,537,857

Alcoholic Beverages - 1.4%
Diageo PLC	129,200	$2,765,585

Apparel Manufacturers - 2.9%
LVMH Moet Hennessy Louis Vuitton S.A.	27,350	$3,287,207
NIKE, Inc., “B”	38,010	2,441,762

		$5,728,969

Automotive - 0.8%
Bayerische Motoren Werke AG	26,150	$1,614,791

Biotechnology - 4.2%
Amgen, Inc. (a)	19,380	$900,007
Celgene Corp. (a)	17,620	814,220
Genentech, Inc. (a)	13,170	883,312
Genzyme Corp. (a)	57,330	4,267,645
Millipore Corp. (a)	18,830	1,377,979

		$8,243,163

Broadcasting - 2.0%
News Corp., “A”	103,210	$2,114,773
Omnicom Group, Inc.	39,050	1,856,047

		$3,970,820

Brokerage & Asset Managers - 3.5%
Charles Schwab Corp.	101,290	$2,587,960
Deutsche Boerse AG	14,070	2,777,150
Franklin Resources, Inc.	3,150	360,455
ICAP PLC	81,980	1,179,934

		$6,905,499

Business Services - 4.5%
Amdocs Ltd. (a)	122,840	$4,234,295
Automatic Data Processing, Inc.	29,110	1,296,268
Fidelity National Information Services, Inc.	20,770	863,824
Western Union Co.	96,830	2,351,032

		$8,745,419

Cable TV - 0.9%
Comcast Corp., “A” (a)	97,090	$1,772,863

Computer Software - 6.7%
Citrix Systems, Inc. (a)	33,490	$1,272,955
Microsoft Corp.	163,560	5,822,736
Oracle Corp. (a)	216,970	4,899,183
VeriSign, Inc. (a)	30,230	1,136,950

		$13,131,824

Computer Software - Systems - 4.3%
Apple Computer, Inc. (a)	13,160	$2,606,733
Dell, Inc. (a)	62,860	1,540,699
EMC Corp. (a)	88,330	1,636,755
International Business Machines Corp.	14,930	1,613,933
Network Appliance, Inc. (a)	41,780	1,042,829

		$8,440,949

Consumer Goods & Services - 4.0%
Apollo Group, Inc., “A” (a)	13,000	$911,950
Colgate-Palmolive Co.	16,470	1,284,001
eBay, Inc. (a)	44,340	1,471,645
Procter & Gamble Co.	58,040	4,261,297

		$7,928,893

Issuer	Shares/Par	Value ($)

COMMON STOCKS - continued
Electrical Equipment - 4.2%
Danaher Corp.	43,600	$3,825,464
General Electric Co.	78,860	2,923,340
W.W. Grainger, Inc.	16,660	1,458,083

		$8,206,887

Electronics - 6.2%
Intel Corp.	143,950	$3,837,707
Intersil Corp., “A”	40,190	983,851
KLA-Tencor Corp.	36,800	1,772,288
National Semiconductor Corp.	49,940	1,130,642
Samsung Electronics Co. Ltd., GDR	8,146	2,364,087
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	214,874	2,140,145

		$12,228,720

Energy - Integrated - 2.7%
Exxon Mobil Corp.	33,350	$3,124,562
Hess Corp.	11,130	1,122,572
Marathon Oil Corp.	16,500	1,004,190

		$5,251,324

Food & Beverages - 4.3%
General Mills, Inc.	23,600	$1,345,200
Nestle S.A.	8,124	3,722,528
PepsiCo, Inc.	44,150	3,350,985

		$8,418,713

Food & Drug Stores - 2.1%
CVS Caremark Corp.	76,729	$3,049,978
Walgreen Co.	27,050	1,030,064

		$4,080,042

Gaming & Lodging - 1.8%
International Game Technology	29,880	$1,312,628
Royal Caribbean Cruises Ltd.	49,550	2,102,902

		$3,415,530

General Merchandise - 0.9%
Target Corp.	33,870	$1,693,500

Health Maintenance Organizations - 0.8%
UnitedHealth Group, Inc.	27,630	$1,608,066

Insurance - 1.1%
Aflac, Inc.	35,440	$2,219,607

Internet - 3.1%
Google, Inc., “A” (a)	8,040	$5,559,499
Yahoo!, Inc. (a)	24,800	576,848

		$6,136,347

Major Banks - 3.2%
Bank of New York Mellon Corp.	42,674	$2,080,784
State Street Corp.	51,260	4,162,312

		$6,243,096

Medical & Health Technology & Services - 0.5%
Cardinal Health, Inc.	17,770	$1,026,217

Medical Equipment - 4.7%
Advanced Medical Optics, Inc. (a)	66,980	$1,643,019
C.R. Bard, Inc.	11,790	1,117,692
Medtronic, Inc.	81,830	4,113,594
ResMed, Inc. (a)	32,410	1,702,497
Zimmer Holdings, Inc. (a)	10,730	709,789

		$9,286,591

Network & Telecom - 3.5%
Cisco Systems, Inc. (a)	182,580	$4,942,441
Juniper Networks, Inc. (a)	24,650	818,380
QUALCOMM, Inc.	28,200	1,109,670

		$6,870,491

11-CAVA

Portfolio of Investments — continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS - continued
Oil Services - 2.9%
Halliburton Co.	54,620	$2,070,644
Noble Corp.	25,920	1,464,739
Schlumberger Ltd.	10,680	1,050,592
Weatherford International Ltd. (a)	17,060	1,170,316

		$5,756,291

Other Banks & Diversified Financials - 2.4%
American Express Co.	48,860	$2,541,697
Moody’s Corp.	22,260	794,682
UBS AG	29,915	1,389,235

		$4,725,614

Pharmaceuticals - 8.4%
Allergan, Inc.	32,640	$2,096,794
Bayer AG	15,240	1,389,500
Johnson & Johnson	51,560	3,439,052
Merck KGaA	8,800	1,130,441
Novartis AG, ADR	29,470	1,600,516
Roche Holding AG	23,310	4,015,179
Wyeth	63,570	2,809,158

		$16,480,640

Specialty Chemicals - 1.1%
Praxair, Inc.	24,850	$2,204,444

Specialty Stores - 3.1%
CarMax, Inc. (a)	52,850	$1,043,788
Lowe’s Cos., Inc.	42,270	956,147
Nordstrom, Inc.	35,750	1,313,098
Staples, Inc.	119,470	2,756,173

		$6,069,206

Telecommunications - Wireless - 1.8%
America Movil S.A.B. de C.V., “L”, ADR	39,790	$2,442,708
Rogers Communications, Inc., “B”	23,630	1,069,257

		$3,511,965

Tobacco - 0.6%
Altria Group, Inc.	15,790	$1,193,408

Trucking - 1.2%
FedEx Corp.	11,770	$1,049,531
United Parcel Service, Inc., “B”	16,770	1,185,974

		$2,235,505

Total Common Stocks (Identified Cost, $175,030,722)		$193,648,836

SHORT-TERM OBLIGATIONS - 2.2%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$4,259,000	$4,258,513

Total Investments (Identified Cost, $179,289,235)		$197,907,349

OTHER ASSETS, LESS LIABILITIES - (0.8)%		(1,577,945)

NET ASSETS - 100.0%		$196,329,404

See portfolio footnotes and notes to financial statements.

12-CAVA

Portfolio of Investments — December 31, 2007

Global Governments Variable Account

Issuer		Shares/Par	Value ($)

BONDS - 91.4%
Foreign Bonds - 69.3%
Belgium - 4.1%
Kingdom of Belgium, 5.5%, 2017	EUR	210,000	$331,987

Canada - 2.5%
Canada Housing Trust, 4.6%, 2011	CAD	51,000	$52,488
Government of Canada, 4.5%, 2015	CAD	129,000	135,266
Government of Canada, 5.75%, 2033	CAD	13,000	16,566

			$204,320

Denmark - 0.6%
Kingdom of Denmark, 4%, 2015	DKK	261,000	$49,892

France - 5.1%
Republic of France, 6%, 2025	EUR	173,000	$294,968
Republic of France, 4.75%, 2035	EUR	79,000	116,885

			$411,853

Germany - 8.1%
Federal Republic of Germany, 5.25%, 2010	EUR	168,000	$252,320
Federal Republic of Germany, 3.75%, 2015	EUR	72,000	102,136
Federal Republic of Germany, 6.25%, 2030	EUR	168,000	299,049

			$653,505

Italy - 4.1%
Republic of Italy, 4.75%, 2013	EUR	220,000	$329,213

Japan - 23.8%
Development Bank of Japan, 1.4%, 2012	JPY	27,000,000	$245,820
Government of Japan, 0.8%, 2010	JPY	7,000,000	62,738
Government of Japan, 1.3%, 2014	JPY	111,000,000	999,636
Government of Japan, 1.7%, 2017	JPY	23,000,000	210,440
Government of Japan, 2.1%, 2024	JPY	28,000,000	255,893
Government of Japan, 2.2%, 2027	JPY	11,000,000	100,213
Government of Japan, 2.4%, 2037	JPY	5,000,000	45,293

			$1,920,033

Malaysia - 1.6%
Petronas Capital Ltd., 7.875%, 2022		$100,000	$125,055

Mexico - 0.9%
United Mexican States, 5.625%, 2017		$6,000	$6,081
United Mexican States, 6.75%, 2034		60,000	66,270

			$72,351

Netherlands - 3.3%
Kingdom of Netherlands, 3.75%, 2014	EUR	190,000	$270,264

Russia - 0.6%
Gazprom International S.A., 7.201%, 2020		$48,946	$49,988

Spain - 4.0%
Kingdom of Spain, 5%, 2012	EUR	215,000	$324,789

Sweden - 0.6%
Kingdom of Sweden, 4.5%, 2015	SEK	330,000	$51,698

United Kingdom - 10.0%
United Kingdom Treasury, 9%, 2011	GBP	73,000	$166,820
United Kingdom Treasury, 8%, 2015	GBP	147,000	358,648
United Kingdom Treasury, 8%, 2021	GBP	44,000	117,506
United Kingdom Treasury, 4.25%, 2036	GBP	83,000	163,320

			$806,294

Total Foreign Bonds			$5,601,242

Issuer		Shares/Par	Value ($)
BONDS - continued

U.S. Bonds - 22.1%
Asset Backed & Securitized - 4.5%
Bayview Commercial Asset Trust, FRN, 5.158%, 2023 (n)	CAD	30,000	$27,253
Commercial Mortgage Asset Trust, FRN, 0.876%, 2032 (i)(n)		$1,362,539	42,045
Commercial Mortgage Pass-Through Certificates, FRN, 5.217%, 2017 (n)		59,000	58,705
Commercial Mortgage Pass-Through Certificates, FRN, 5.227%, 2017 (n)		100,000	97,686
First Union National Bank Commercial Mortgage Trust, FRN, 0.931%, 2043 (i)(n)		1,557,876	37,137
IMPAC CMB Trust, FRN, 5.215%, 2036		87,824	83,856
Lehman Brothers Floating Rate Commercial Mortgage Trust, FRN, 5.187%, 2018 (n)		17,580	17,553

			$364,235

Mortgage Backed - 1.2%
Fannie Mae, 5.37%, 2013		$24,471	$25,211
Fannie Mae, 4.78%, 2015		24,161	24,078
Fannie Mae, 5.09%, 2016		25,000	25,243
Fannie Mae, 5.423%, 2016		24,468	25,287

			$99,819

Municipals - 0.6%
Minnesota Public Facilities Authority, Water Pollution Control Rev., “B”, 5%, 2018		$45,000	$49,954

U.S. Government Agencies - 2.5%
Aid-Egypt, 4.45%, 2015		$49,000	$48,747
Small Business Administration, 4.57%, 2025		41,159	39,701
Small Business Administration, 5.21%, 2026		110,173	111,632

			$200,080

U.S. Treasury Obligations - 13.3%
U.S. Treasury Bonds, 4.75%, 2017		$262,000	$276,717
U.S. Treasury Bonds, 8%, 2021		52,000	71,167
U.S. Treasury Bonds, 4.75%, 2037		23,000	24,071
U.S. Treasury Bonds, TIPS, 2.375%, 2025		84,235	88,434
U.S. Treasury Notes, 3.125%, 2008		1,000	998
U.S. Treasury Notes, 4%, 2010		187,000	190,798
U.S. Treasury Notes, 4.75%, 2012		43,000	45,325
U.S. Treasury Notes, 4%, 2015		323,000	327,569
U.S. Treasury Notes, TIPS, 2%, 2014		45,228	46,715

			$1,071,794

Total U.S. Bonds			$1,785,882

Total Bonds (Identified Cost, $7,269,033)			$7,387,124

13 - GGVA

Portfolio of Investments — continued

Issuer	Shares/Par	Value ($)

SHORT-TERM OBLIGATIONS - 3.5%
Federal Home Loan Bank, 2.5%, due 1/02/08, at Amortized Cost and Value (y)	$286,000	$285,980

REPURCHASE AGREEMENTS - 4.5%
Merrill Lynch & Co., 4.5%, dated 12/31/07, due 1/02/08, total to be received $363,091(secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$363,000	$363,000

Total Investments (Identified Cost, $7,918,013) (k)		$8,036,104

OTHER ASSETS, LESS LIABILITIES - 0.6%		45,670

NET ASSETS - 100.0%		$8,081,774

Forward Foreign Currency Exchange Contracts at 12/31/07

	Type	Currency	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
	BUY	AUD	21,000	1/16/08	$18,352	$18,423	$71
	SELL	AUD	6,000	1/16/08	5,329	5,264	65
	SELL	CAD	89,716	1/09/08	91,149	90,913	236
	BUY	DKK	42,612	2/07/08	8,347	8,360	13
	BUY	EUR	71,055	2/05/08 - 2/13/08	103,186	103,950	764
	SELL	EUR	404,230	1/16/08 - 2/13/08	593,796	591,365	2,431
	SELL	GBP	258,286	2/05/08 - 2/14/08	526,692	513,525	13,167
	BUY	IDR	122,438,885	1/28/08	12,984	13,020	36
	BUY	JPY	102,527,487	1/15/08 - 2/05/08	917,639	919,795	2,156
	SELL	JPY	172,744,053	1/15/08 - 2/06/08	1,583,116	1,550,706	32,410
	BUY	MYR	46,050	1/28/08	13,829	13,936	107
	SELL	SEK	177,675	1/15/08	28,000	27,494	506

							$51,962

Depreciation
	BUY	AUD	86,094	1/16/08	$77,322	$75,527	$(1,795)
	SELL	AUD	46,515	1/16/08	40,418	40,806	(388)
	BUY	CAD	40,956	1/09/08	42,874	41,502	(1,372)
	SELL	CAD	52,852	1/09/08	52,135	53,558	(1,423)
	BUY	CHF	25,667	2/04/08	23,072	22,721	(351)
	BUY	EUR	962,758	1/16/08 - 2/13/08	1,412,318	1,408,111	(4,207)
	SELL	EUR	134,957	1/16/08 - 2/13/08	195,145	197,403	(2,258)
	BUY	GBP	68,283	2/14/08	137,320	135,754	(1,566)
	BUY	JPY	158,946,633	1/15/08 - 2/05/08	1,460,216	1,426,581	(33,635)
	SELL	JPY	34,501,095	1/15/08 - 2/05/08	307,620	309,617	(1,997)
	BUY	NOK	115,161	2/19/08	21,255	21,180	(75)
	BUY	SEK	241,871	1/15/08	38,397	37,428	(969)

							$(50,036)

At December 31, 2007, the variable account had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See portfolio footnotes and notes to financial statements.

14-GGVA

Portfolio of Investments — December 31, 2007

Government Securities Variable Account

Issuer	Shares/Par	Value ($)

BONDS - 97.4%
Agency - Other - 5.2%
Financing Corp., 9.4%, 2018	$780,000	$1,083,485
Financing Corp., 10.35%, 2018	1,150,000	1,699,301
Financing Corp., STRIPS, 0%, 2017	1,220,000	778,337

		$3,561,123

Mortgage Backed - 55.9%
Fannie Mae, 5.78%, 2008	$179,644	$179,618
Fannie Mae, 4.73%, 2012	92,595	93,121
Fannie Mae, 4.79%, 2012-2015	1,033,600	1,042,608
Fannie Mae, 4.845%, 2013	255,739	258,095
Fannie Mae, 5%, 2013-2027	2,942,207	2,951,466
Fannie Mae, 5.06%, 2013-2017	192,995	195,167
Fannie Mae, 4.547%, 2014	118,492	117,667
Fannie Mae, 4.6%, 2014	123,078	122,449
Fannie Mae, 4.621%, 2014	400,925	399,684
Fannie Mae, 4.77%, 2014	104,056	104,224
Fannie Mae, 4.839%, 2014	822,938	828,390
Fannie Mae, 4.871%, 2014	471,965	476,063
Fannie Mae, 5.1%, 2014	135,333	137,632
Fannie Mae, 4.56%, 2015	158,720	156,580
Fannie Mae, 4.62%, 2015	176,854	175,250
Fannie Mae, 4.665%, 2015	107,121	106,298
Fannie Mae, 4.7%, 2015	123,096	122,390
Fannie Mae, 4.74%, 2015	99,041	98,651
Fannie Mae, 4.81%, 2015	125,765	125,537
Fannie Mae, 4.815%, 2015	117,000	116,896
Fannie Mae, 4.82%, 2015	337,637	337,881
Fannie Mae, 4.89%, 2015	86,679	87,066
Fannie Mae, 4.925%, 2015	341,051	343,646
Fannie Mae, 5.471%, 2015	118,952	123,301
Fannie Mae, 6.5%, 2016-2036	1,490,680	1,540,327
Fannie Mae, 4.994%, 2017	299,887	303,112
Fannie Mae, 5.5%, 2017-2035	9,763,359	9,784,755
Fannie Mae, 6%, 2017-2037	2,700,563	2,750,159
Fannie Mae, 4.5%, 2019-2020	2,547,806	2,505,849
Fannie Mae, 4.88%, 2020	87,060	87,429
Fannie Mae, 5.19%, 2020	82,213	82,801
Fannie Mae, 7.5%, 2022-2031	155,355	166,075
Freddie Mac, 4.5%, 2013-2021	329,911	329,405
Freddie Mac, 4.375%, 2015	450,702	448,510
Freddie Mac, 5%, 2016-2027	3,061,424	3,067,510
Freddie Mac, 6%, 2021-2037	2,506,818	2,550,075
Freddie Mac, 5.5%, 2022-2035	4,156,947	4,167,408
Freddie Mac, 6.5%, 2032-2037	664,592	686,720
Ginnie Mae, 5.5%, 2033	1,409,763	1,420,923

		$38,590,738

Municipals - 2.0%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$670,000	$747,620
Clark County Nevada School District, 5%, 2017	480,000	525,749
Minnesota Public Facilities Authority, Water Pollution Control Rev., “B”, 5%, 2018	105,000	116,559

		$1,389,928

U.S. Government Agencies - 16.4%
Aid-Egypt, 4.45%, 2015	$473,000	$470,536
Aid-Israel, 6.6%, 2008	137,559	137,814
Aid-Peru, 9.98%, 2008	182,081	182,866
Empresa Energetica Cornito Ltd., 6.07%, 2010	1,363,000	1,418,801
Farmer Mac, 5.5%, 2011 (n)	690,000	730,758

Issuer	Shares/Par	Value ($)

BONDS - continued
U.S. Government Agencies - continued
Federal Home Loan Bank, 4.625%, 2008	$1,750,000	$1,749,953
Federal Home Loan Bank, 5.25%, 2009	1,065,000	1,082,087
Small Business Administration, 8.7%, 2009	18,208	18,517
Small Business Administration, 10.05%, 2009	2,409	2,448
Small Business Administration, 6.44%, 2021	440,743	461,796
Small Business Administration, 6.625%, 2021	545,631	580,383
Small Business Administration, 4.98%, 2023	213,617	214,849
Small Business Administration, 4.77%, 2024	500,707	498,257
Small Business Administration, 4.86%, 2024	278,426	278,097
Small Business Administration, 4.88%, 2024	246,221	246,064
Small Business Administration, 4.99%, 2024	367,023	368,983
Small Business Administration, 5.11%, 2025	297,884	299,102
U.S. Department of Housing & Urban Development, 6.36%, 2016	500,000	532,335
U.S. Department of Housing & Urban Development, 6.59%, 2016	2,045,000	2,073,953

		$11,347,599

U.S. Treasury Obligations - 17.9%
U.S. Treasury Bonds, 9.25%, 2016	$409,000	$558,381
U.S. Treasury Bonds, 7.5%, 2016	810,000	1,016,740
U.S. Treasury Bonds, 4.75%, 2017	500,000	528,086
U.S. Treasury Bonds, 7.875%, 2021	396,000	532,620
U.S. Treasury Bonds, 6.25%, 2023	1,009,001	1,208,032
U.S. Treasury Bonds, 6.75%, 2026	939,000	1,201,920
U.S. Treasury Bonds, 5.25%, 2028	346,000	380,681
U.S. Treasury Bonds, 4.5%, 2036	554,000	556,813
U.S. Treasury Bonds, 5%, 2037	133,000	144,960
U.S. Treasury Notes, 6.5%, 2010 (f)	2,216,000	2,369,562
U.S. Treasury Notes, 5.125%, 2011	2,289,000	2,431,884
U.S. Treasury Notes, 4.125%, 2012	886,000	912,234
U.S. Treasury Notes, 12%, 2013	19,000	19,989
U.S. Treasury Notes, 4%, 2014	477,000	487,323

		$12,349,225

Total Bonds (Identified Cost, $66,469,009)		$67,238,613

REPURCHASE AGREEMENTS - 1.7%
Merrill Lynch, 4.5%, dated 12/31/07, due 1/02/08, total to be received $1,146,287 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$1,146,000	$1,146,000

Total Investments (Identified Cost, $67,615,009) (k)		$68,384,613

OTHER ASSETS, LESS LIABILITIES - 0.9%		610,857

NET ASSETS - 100.0%		$68,995,470

15-GSVA

Portfolio of Investments — continued

Futures contracts outstanding at 12/31/07

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond (Short)	14	$1,629,250	Mar-08	$8,373
U.S. Treasury Note 5 yr (Long)	51	5,624,344	Mar-08	25,228

				$33,601

At December 31, 2007, the variable account had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See portfolio footnotes and notes to financial statements

16-GSVA

Portfolio of Investments — December 31, 2007

High Yield Variable Account

Issuer	Shares/Par	Value ($)

BONDS - 84.8%
Aerospace - 1.5%
Bombardier, Inc., 8%, 2014 (n)	$151,000	$157,795
Hawker Beechcraft Acquisition Co., 9.75%, 2017 (n)	235,000	233,825
TransDigm, Inc., 7.75%, 2014	100,000	101,500
Vought Aircraft Industries, Inc., 8%, 2011	255,000	241,613

		$734,733

Airlines - 0.8%
Continental Airlines, Inc., 6.9%, 2017	$59,946	$57,548
Continental Airlines, Inc., 6.748%, 2017	53,114	50,724
Continental Airlines, Inc., 6.795%, 2018	102,076	96,972
Continental Airlines, Inc., 7.566%, 2020	174,181	168,955

		$374,199

Apparel Manufacturers - 0.1%
Levi Strauss & Co., 9.75%, 2015	$75,000	$74,813

Asset Backed & Securitized - 2.0%
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (n)	$165,567	$66,227
Asset Securitization Corp., FRN, 8.825%, 2029 (z)	200,000	207,500
Crest Ltd., CDO, 7%, 2040	154,000	122,967
First Union National Bank Commercial Mortgage Corp., 6.75%, 2032	165,000	165,481
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	110,000	102,036
Merrill Lynch Mortgage Trust, FRN, 5.829%, 2050	110,000	100,654
Wachovia Credit, CDO, FRN, 6.233%, 2026 (z)	250,000	201,718

		$966,583

Automotive - 3.3%
Allison Transmission, Inc., 11%, 2015 (n)	$260,000	$236,600
Ford Motor Credit Co., 8.625%, 2010	190,000	176,311
Ford Motor Credit Co. LLC, 9.75%, 2010	821,000	783,400
General Motors Corp., 8.375%, 2033	421,000	338,905
TRW Automotive, Inc., 7%, 2014 (n)	115,000	105,800

		$1,641,016

Broadcasting - 7.1%
Allbritton Communications Co., 7.75%, 2012	$368,000	$364,320
Bonten Media Acquisition Co., 9%, 2015 (n)(p)	135,000	117,788
CanWest MediaWorks LP, 9.25%, 2015 (n)	230,000	225,113
Clear Channel Communications, Inc., 5.5%, 2014	320,000	243,915
Intelsat Bermuda Ltd., 11.25%, 2016	355,000	366,538
Intelsat Corp., 0% to 2010, 9.25% to 2015	235,000	192,113
Intelsat Ltd., FRN, 10.828%, 2013	90,000	92,250
ION Media Networks, Inc., FRN, 11.492%, 2013 (n)	240,000	236,100
Lamar Media Corp., 6.625%, 2015 (n)	145,000	141,013
Lamar Media Corp., 6.625%, 2015	220,000	213,950
LBI Media, Inc., 8.5%, 2017 (n)	150,000	144,563
LIN TV Corp., 6.5%, 2013	320,000	301,200
Local TV Finance LLC, 9.25%, 2015 (n)(p)	235,000	224,425
Nexstar Broadcasting Group, Inc., 7%, 2014	165,000	153,656
Univision Communications, Inc., 9.75%, 2015 (n)(p)	520,000	473,850

		$3,490,794

Issuer	Shares/Par	Value ($)

BONDS - continued
Brokerage & Asset Managers - 0.3%
Nuveen Investments, Inc., 10.5%, 2015 (z)	$145,000	$144,456

Building - 1.2%
Interface, Inc., 10.375%, 2010	$167,000	$174,933
Interface, Inc., 9.5%, 2014	30,000	31,350
Nortek Holdings, Inc., 8.5%, 2014	175,000	140,000
Ply Gem Industries, Inc., 9%, 2012	315,000	244,125

		$590,408

Business Services - 0.8%
SunGard Data Systems, Inc., 10.25%, 2015	$366,000	$374,235

Cable TV - 2.6%
CCH I Holdings LLC, 11%, 2015	$255,000	$207,825
CCO Holdings LLC, 8.75%, 2013	335,000	319,925
CSC Holdings, Inc., 6.75%, 2012	355,000	339,469
Mediacom LLC, 9.5%, 2013	150,000	139,313
NTL Cable PLC, 9.125%, 2016	128,000	126,720
Videotron Ltee, 6.875%, 2014	140,000	137,025

		$1,270,277

Chemicals - 3.5%
Innophos, Inc., 8.875%, 2014	$265,000	$263,675
Koppers Holdings, Inc., 0% to 2009, 9.875% to 2014	348,000	292,320
Koppers, Inc., 9.875%, 2013	220,000	231,550
Momentive Performance Materials, Inc., 9.75%, 2014 (n)	250,000	230,000
Mosaic Co., 7.875%, 2016 (n)	305,000	329,400
Nalco Co., 7.75%, 2011	75,000	75,938
Nalco Co., 8.875%, 2013	300,000	312,750

		$1,735,633

Computer Software - 0.4%
First Data Corp., 9.875%, 2015 (n)	$220,000	$204,600

Consumer Goods & Services - 2.7%
Corrections Corp. of America, 6.25%, 2013	$180,000	$177,300
GEO Group, Inc., 8.25%, 2013	180,000	181,800
Jarden Corp., 7.5%, 2017	150,000	129,000
Kar Holdings, Inc., 10%, 2015 (n)	170,000	151,725
Service Corp. International, 7.375%, 2014	115,000	116,294
Service Corp. International, 7%, 2017	440,000	421,300
Visant Holding Corp., 8.75%, 2013	134,000	134,670

		$1,312,089

Containers - 1.3%
Crown Americas LLC, 7.625%, 2013	$150,000	$153,375
Graham Packaging Co. LP, 9.875%, 2014	165,000	151,800
Greif, Inc., 6.75%, 2017	165,000	161,288
Owens-Brockway Glass Container, Inc., 8.25%, 2013	175,000	181,563

		$648,026

Defense Electronics - 1.0%
L-3 Communications Corp., 6.125%, 2014	$270,000	$264,600
L-3 Communications Corp., 5.875%, 2015	215,000	207,475

		$472,075

17-HYVA

Portfolio of Investments — continued

Issuer	Shares/Par	Value ($)

BONDS - continued
Electronics - 0.9%
Avago Technologies Finance, 11.875%, 2015	$120,000	$128,250
Flextronics International Ltd., 6.25%, 2014	175,000	166,688
Spansion LLC, 11.25%, 2016 (n)	185,000	157,250

		$452,188

Emerging Market Sovereign - 0.5%
Republic of Argentina, FRN, 5.389%, 2012	$303,750	$270,114

Energy - Independent - 5.1%
Chaparral Energy, Inc., 8.875%, 2017 (n)	$250,000	$225,625
Chesapeake Energy Corp., 7%, 2014	184,000	184,920
Chesapeake Energy Corp., 6.375%, 2015	305,000	295,088
Forest Oil Corp., 7.25%, 2019 (n)	150,000	150,750
Hilcorp Energy I LP, 7.75%, 2015 (n)	90,000	88,425
Hilcorp Energy I LP, 9%, 2016 (n)	260,000	269,100
Mariner Energy, Inc., 8%, 2017	265,000	252,081
Newfield Exploration Co., 6.625%, 2014	250,000	247,500
OPTI Canada, Inc., 8.25%, 2014 (n)	220,000	217,800
Plains Exploration & Production Co., 7%, 2017	355,000	339,469
Quicksilver Resources, Inc., 7.125%, 2016	260,000	255,450

		$2,526,208

Entertainment - 0.4%
AMC Entertainment, Inc., 11%, 2016	$185,000	$194,713

Financial Institutions - 1.5%
General Motors Acceptance Corp., 6.875%, 2011	$619,000	$529,551
Residential Capital LLC, 7.625%, 2008	240,000	190,800
Residential Capital LLC, 8%, 2012	28,000	17,220

		$737,571

Food & Beverages - 1.9%
ARAMARK Corp., 8.5%, 2015	$420,000	$425,250
B&G Foods, Inc., 8%, 2011	175,000	171,500
Del Monte Corp., 6.75%, 2015	185,000	174,825
Michael Foods, Inc., 8%, 2013	175,000	173,250

		$944,825

Forest & Paper Products - 2.2%
Buckeye Technologies, Inc., 8%, 2010	$56,000	$55,440
Buckeye Technologies, Inc., 8.5%, 2013	375,000	381,563
Catalyst Paper Corp., 8.625%, 2011	75,000	62,250
Jefferson Smurfit Corp., 8.25%, 2012	254,000	250,190
JSG Funding PLC, 7.75%, 2015	25,000	23,750
Millar Western Forest Products Ltd., 7.75%, 2013	235,000	175,075
NewPage Holdings Corp., 10%, 2012 (z)	150,000	150,750

		$1,099,018

Gaming & Lodging - 6.0%
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)	$200,000	$173,500
Harrah’s Operating Co., Inc., 5.375%, 2013	170,000	129,200
Harrah’s Operating Co., Inc., 5.75%, 2017	500,000	338,750
Isle of Capri Casinos, Inc., 7%, 2014	170,000	139,400
Mandalay Resort Group, 9.375%, 2010	175,000	181,125
MGM Mirage, Inc., 8.5%, 2010	140,000	145,250
MGM Mirage, Inc., 8.375%, 2011	155,000	158,488
MGM Mirage, Inc., 6.75%, 2013	200,000	194,000

Issuer	Shares/Par	Value ($)

BONDS - continued
Gaming & Lodging - continued
MGM Mirage, Inc., 5.875%, 2014	$195,000	$178,425
MGM Mirage, Inc., 7.5%, 2016	385,000	381,150
Pinnacle Entertainment, Inc., 8.25%, 2012	185,000	186,850
Station Casinos, Inc., 6.5%, 2014	420,000	315,000
Station Casinos, Inc., 6.875%, 2016	55,000	40,150
Tropicana Entertainment LLC, 9.625%, 2014	155,000	98,425
Wynn Las Vegas LLC, 6.625%, 2014	320,000	314,400

		$2,974,113

Industrial - 1.5%
Blount, Inc., 8.875%, 2012	$205,000	$205,513
JohnsonDiversey Holdings, Inc., “B”, 9.625%, 2012	470,000	480,575
Wesco Distribution, Inc., 7.5%, 2017	55,000	51,150

		$737,238

Insurance - Health - 0.4%
Centene Corp., 7.25%, 2014	$180,000	$175,500

Insurance - Property & Casualty - 0.3%
USI Holdings Corp., 9.75%, 2015 (n)	$215,000	$173,075

Machinery & Tools - 0.7%
Case New Holland, Inc., 7.125%, 2014	$350,000	$349,125

Medical & Health Technology & Services - 7.6%
Community Health Systems, Inc., 8.875%, 2015	$410,000	$417,688
Cooper Cos., Inc., 7.125%, 2015	270,000	262,575
DaVita, Inc., 6.625%, 2013	125,000	124,375
DaVita, Inc., 7.25%, 2015	445,000	446,113
HCA, Inc., 6.375%, 2015	445,000	376,025
HCA, Inc., 9.25%, 2016	735,002	771,750
HealthSouth Corp., 10.75%, 2016	85,000	88,825
LVB Acquisition Merger Sub, Inc., 10%, 2017 (n)	240,000	244,800
LVB Acquisition Merger Sub, Inc., 11.625%, 2017 (n)	105,000	103,425
Psychiatric Solutions, Inc., 7.75%, 2015	270,000	269,325
U.S. Oncology, Inc., 10.75%, 2014	325,000	320,938
Universal Hospital Services, Inc., 8.5%, 2015 (p)	155,000	156,550
Universal Hospital Services, Inc., FRN, 8.287%, 2015	45,000	45,000
VWR Funding, Inc., 10.25%, 2015 (n)(p)	135,000	128,588

		$3,755,977

Metals & Mining - 4.2%
Arch Western Finance LLC, 6.75%, 2013	$175,000	$169,750
FMG Finance Ltd., 10.625%, 2016 (n)	320,000	366,400
Foundation PA Coal Co., 7.25%, 2014	80,000	79,000
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015	125,000	132,500
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	505,000	541,613
Freeport-McMoRan Copper & Gold, Inc., FRN, 8.394%, 2015	105,000	106,575
Peabody Energy Corp., 5.875%, 2016	225,000	211,500
Peabody Energy Corp., 7.375%, 2016	175,000	179,375
PNA Group, Inc., 10.75%, 2016	200,000	188,000
Ryerson, Inc., 12%, 2015 (n)	95,000	93,813

		$2,068,526

Natural Gas - Distribution - 0.9%
AmeriGas Partners LP, 7.125%, 2016	$200,000	$194,000
Inergy LP, 6.875%, 2014	235,000	228,538

		$422,538

18-HYVA

Portfolio of Investments — continued

Issuer	Shares/Par	Value ($)

BONDS - continued
Natural Gas - Pipeline - 3.1%
Atlas Pipeline Partners LP, 8.125%, 2015	$270,000	$267,300
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	310,000	318,131
El Paso Corp., 7.75%, 2032	140,000	142,111
Knight Energy, Inc., 7.25%, 2028	135,000	126,691
Transcontinental Gas Pipe Line Corp., 7%, 2011	55,000	57,681
Williams Cos., Inc., 7.125%, 2011	132,000	139,425
Williams Cos., Inc., 8.75%, 2032	204,000	249,390
Williams Partners LP, 7.25%, 2017	205,000	211,150

		$1,511,879

Network & Telecom - 3.6%
Cincinnati Bell, Inc., 8.375%, 2014	$300,000	$292,500
Citizens Communications Co., 9.25%, 2011	225,000	243,563
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	205,000	210,125
Qwest Capital Funding, Inc., 7.25%, 2011	175,000	172,375
Qwest Corp., 7.875%, 2011	95,000	98,800
Qwest Corp., 8.875%, 2012	300,000	321,000
Time Warner Telecom Holdings, Inc., 9.25%, 2014	105,000	107,363
Windstream Corp., 8.625%, 2016	335,000	351,750

		$1,797,476

Oil Services - 1.1%
Basic Energy Services, Inc., 7.125%, 2016	$290,000	$272,600
Compagnie Generale de Geophysique - Veritas, 7.75%, 2017	140,000	141,400
GulfMark Offshore, Inc., 7.75%, 2014	110,000	111,100

		$525,100

Printing & Publishing - 4.1%
American Media Operations, Inc., 10.25%, 2009	$225,000	$192,094
Dex Media, Inc., 0% to 2008, 9% to 2013	425,000	386,750
Dex Media, Inc., 0% to 2008, 9% to 2013	300,000	273,000
Idearc, Inc., 8%, 2016	670,000	614,725
Nielsen Finance LLC, 10%, 2014	145,000	148,263
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	210,000	147,525
R.H. Donnelley Corp., 8.875%, 2016	305,000	285,175

		$2,047,532

Retailers - 1.0%
Buhrmann U.S., Inc., 7.875%, 2015	$195,000	$183,788
Couche-Tard, Inc., 7.5%, 2013	150,000	149,625
Rite Aid Corp., 7.5%, 2017	155,000	136,594
Rite Aid Corp., 9.5%, 2017	40,000	33,100

		$503,107

Specialty Stores - 0.6%
Michaels Stores, Inc., 10%, 2014	$150,000	$142,500
Payless ShoeSource, Inc., 8.25%, 2013	160,000	150,400

		$292,900

Supermarkets - 0.7%
Stater Brothers Holdings, Inc., 7.75%, 2015	$165,000	$159,225
SUPERVALU, Inc., 7.5%, 2014	185,000	189,625

		$348,850

Telecommunications - Wireless - 1.4%
Alltel Corp., 7%, 2012	$211,000	$181,988
American Tower Corp., 7%, 2017 (n)	95,000	95,475

Issuer	Shares/Par	Value ($)

BONDS - continued
Telecommunications - Wireless - continued
MetroPCS Communications Wireless, Inc., 9.25%, 2014	$160,000	$150,400
Wind Acquisition Finance S.A., 10.75%, 2015 (n)	250,000	272,500

		$700,363

Transportation - Services - 0.7%
Hertz Corp., 8.875%, 2014	$360,000	$364,950

U.S. Treasury Obligations - 0.7%
U.S. Treasury Bonds, 4.5%, 2036	$354,000	$355,798

Utilities - Electric Power - 5.1%
AES Corp., 9.375%, 2010	$255,000	$267,750
Dynegy Holdings, Inc., 7.5%, 2015	130,000	121,550
Edison Mission Energy, 7%, 2017	510,000	501,075
Intergen N.V., 9%, 2017 (n)	125,000	131,563
Mirant North American LLC, 7.375%, 2013	240,000	240,600
NRG Energy, Inc., 7.375%, 2016	750,000	731,250
Reliant Energy, Inc., 6.75%, 2014	75,000	75,188
Reliant Energy, Inc., 7.875%, 2017	355,000	351,450
Sierra Pacific Resources, 8.625%, 2014	115,000	122,881

		$2,543,307

Total Bonds (Identified Cost, $43,204,861)		$41,905,928

FLOATING RATE LOANS (g)(r) - 9.5%
Aerospace - 0.3%
Hawker Beechcraft Acquisition Co., Letter of Credit, 6.93%, 2014	$6,191	$5,871
Hawker Beechcraft Acquisition Co., Term Loan, 6.83%, 2014	151,343	143,524

		$149,395

Automotive - 1.7%
Allison Transmission, Inc., Term Loan B, 7.96%, 2014	$84,582	$78,894
Ford Motor Co., Term Loan B, 8%, 2013	322,333	297,800
Goodyear Tire & Rubber Co., Second Lien Term Loan, 6.43%, 2014	315,101	294,915
Mark IV Industries, Inc., Second Lien Term Loan, 10.77%, 2011	169,464	157,601

		$829,210

Broadcasting - 0.8%
Gray Television, Inc., Term Loan, 6.73%, 2014	$128,430	$119,280
Univision Communications, Inc., Term Loan B, 7.21%, 2014 (o)	299,417	272,544

		$391,824

Building - 0.2%
Building Materials Corp. of America, Second Lien Term Loan, 10.69%, 2014 (o)	$164,142	$118,387

Cable TV - 1.2%
Charter Communications Operating LLC, Term Loan, 6.99%, 2013	$262,676	$245,184
CSC Holdings, Inc., Incremental Term Loan, 6.9%, 2013	196,427	185,399
Mediacom Illinois LLC, Term Loan A, 6.53%, 2011	177,515	164,646

		$595,229

Chemicals - 0.5%
Celanese AG, Dollar Term Loan, 6.98%, 2014	$278,604	$268,405

19-HYVA

Portfolio of Investments — continued

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS - continued
Computer Software - 0.3%
First Data Corp., Term Loan B-1, 7.63%, 2014	$132,043	$125,204

Containers - 0.1%
Altivity Packaging LLC, Second Lien Term Loan, 9.98%, 2013	$14,119	$14,128
Altivity Packaging LLC, Second Lien Term Loan, 9.98%, 2013	44,121	44,149

		$58,277

Food & Beverages - 0.8%
Dean Foods Co., Term Loan B, 6.58%, 2014	$213,378	$201,109
Dole Food Co., Inc., Letter of Credit, 6.99%, 2013	18,525	17,112
Dole Food Co., Inc., Term Loan, 7.16%, 2013	40,951	37,829
Dole Food Co., Inc., Term Loan C, 7.22%, 2013	136,504	126,095

		$382,145

Forest & Paper Products - 0.6%
Georgia-Pacific Corp., Term Loan, 6.87%, 2012	$289,309	$275,356
Georgia-Pacific Corp., Term Loan B-2, 6.84%, 2012	18,961	18,047

		$293,403

Medical & Health Technology & Services - 1.2%
Advanced Medical Optics, Inc., Term Loan, 6.66%, 2014	$98,454	$91,809
Community Health Systems, Inc., Term Loan B, 7.33%, 2014	154,929	148,965
HCA, Inc., Term Loan B, 7.08%, 2013	374,428	360,351

		$601,125

Natural Gas - Pipeline - 0.2%
Kinder Morgan, Term Loan, 6.35%, 2014	$92,522	$91,863

Pollution Control - 0.4%
Allied Waste North America, Inc., Term Loan, 6.59%, 2012	$121,799	$116,352
Allied Waste North America, Inc., Term Loan A, Credit Linked Deposit, 6.62%, 2012	77,146	73,696

		$190,048

Printing & Publishing - 0.5%
Nielsen Finance LLC, Term Loan B, 7.28%, 2013	$246,581	$233,415

Retailers - 0.3%
Neiman-Marcus Group, Inc., Term Loan, 2013 (o)	$163,681	$157,196

Specialty Stores - 0.4%
Michaels Stores, Inc., Term Loan B, 7.61%, 2013	$227,747	$208,832

Total Floating Rate Loans (Identified Cost, $4,947,887)		$4,693,958

COMMON STOCKS - 2.0%
Automotive - 0.0%
Oxford Automotive, Inc. (a)	53	$0

Cable TV - 0.6%
Comcast Corp., “A” (a)	11,300	$206,338
Time Warner Cable, Inc. (a)	2,800	77,280

		$283,618

Construction - 0.3%
Goodman Global, Inc. (a)	5,600	$137,424

Issuer	Shares/Par	Value ($)

COMMON STOCKS - continued
Consumer Goods & Services - 0.0%
Central Garden & Pet Co. (a)	2,300	$13,248

Electronics - 0.1%
Intel Corp.	2,300	$61,318

Energy - Integrated - 0.2%
Chevron Corp.	1,000	$93,330

Forest & Paper Products - 0.1%
Louisiana-Pacific Corp.	2,600	$35,568

Major Banks - 0.1%
Bank of America Corp.	600	$24,756
JPMorgan Chase & Co.	600	26,190

		$50,946

Pharmaceuticals - 0.1%
Johnson & Johnson	900	$60,030

Printing & Publishing - 0.0%
Golden Books Family Entertainment, Inc. (a)	21,250	$0

Real Estate - 0.2%
Host Hotels & Resorts, Inc., REIT	5,000	$85,200

Telephone Services - 0.3%
Knology, Inc. (a)	116	$1,482
Windstream Corp.	12,000	156,223

		$157,705

Total Common Stocks (Identified Cost, $1,157,213)		$978,387

PREFERRED STOCKS - 0.0%
Real Estate - 0.0%
HRPT Properties Trust, “B”, REIT, 8.75% (Identified Cost, $3,200)	117	$2,920

SHORT-TERM OBLIGATIONS - 1.7%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$854,000	$853,902

Total Investments (Identified Cost, $50,167,063) (k)		$48,435,095

OTHER ASSETS, LESS LIABILITIES - 2.0%		978,788

NET ASSETS - 100.0%		$49,413,883

20-HYVA

Portfolio of Investments — continued

Unfunded Loan Commitments

As of December 31, 2007, the variable account had the following unfunded loan commitments of $18,188 which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Community Health Systems, Inc., Delayed Draw Term Loan, 2014	$7,792	$(300)
Univision Communications, Inc., Delayed Draw Term Loan, 2014	10,396	(125)

	$18,188	$(425)

At December 31, 2007, the variable account had sufficient cash and/or other liquid securities to cover any commitments under these contracts.

Swap Agreements at 12/31/07

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	200,000	JPMorgan Chase Bank	4.10% (fixed rate)	(1)	$(13,290)
6/20/09	USD	100,000	JPMorgan Chase Bank	4.80% (fixed rate)	(1)	(5,709)
6/20/12	USD	200,000	Morgan Stanley Capital Services, Inc.	3.76% (fixed rate)	(2)	(38,242)
6/20/12	USD	100,000	Morgan Stanley Capital Services, Inc.	4.15% (fixed rate)	(2)	(17,944)
6/20/12	USD	500,000	JPMorgan Chase Bank (a)	(3)	4.207% (fixed rate)	23,737
9/20/12	USD	200,000	Goldman Sachs International	3.75% (fixed rate)	(4)	1,177
3/20/17	USD	35,000	JPMorgan Chase Bank	(5)	0.80% (fixed rate)	(216)
3/20/17	USD	35,000	JPMorgan Chase Bank	(5)	0.78% (fixed rate)	(164)
3/20/17	USD	30,000	Merrill Lynch International	(5)	0.81% (fixed rate)	(207)

						$(50,857)

(1)	Variable account to pay notional amount upon a defined credit event by Abitibi-Consolidated, Inc., 8.375%, 4/01/15.

(2)	Variable account to pay notional amount upon a defined credit event by Bowater, Inc., 6.5%, 6/15/13.

(3)	Variable account to receive notional amount upon a defined credit event by a reference obligation specified in the CDX High Yield Index.

(4)	Variable account to pay notional amount upon a defined credit event by Allied Waste North America, Inc., 7.375%, 4/15/14.

(5)	Variable account to receive notional amount upon defined credit event by Waste Management, Inc., 7.375%, 8/01/10.

(a)	Premiums paid by the variable account amounted to $25,113.

At December 31, 2007 the variable account had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See portfolio footnotes and notes to financial statements.

21-HYVA

Portfolio of Investments — December 31, 2007

Money Market Variable Account

Issuer	Shares/Par	Value ($)
CERTIFICATES OF DEPOSIT - 14.8%
Financial Institutions - 3.0%
Swedbank (NY), 4.88%, due 2/11/08	$1,360,000	$1,360,000

Major Banks - 5.9%
Bank of Scotland PLC (NY), 4.845%, due 2/04/08	$1,350,000	$1,350,000
Barclays Bank PLC (NY), 4.99%, due 1/23/08	1,350,000	1,350,000

		$2,700,000

Other Banks & Diversified Financials - 5.9%
DEPFA Bank PLC (NY), 5.125%, due 1/23/08	$1,350,000	$1,350,000
Fortis Bank, NY, 4.82%, due 2/07/08	1,350,000	1,350,000

		$2,700,000

Total Certificates of Deposit, at Amortized Cost and Value		$6,760,000

COMMERCIAL PAPER (y) - 72.8%
Alcoholic Beverages - 2.6%
Anheuser-Busch Co. Inc., 4.15%, due 2/25/08 (t)	$1,213,000	$1,205,309

Automotive - 3.0%
Toyota Motor Credit Corp., 4.27%, due 2/28/08	$1,380,000	$1,370,506

Brokerage & Asset Managers - 9.1%
Goldman Sachs Group, Inc., 4%, due 1/02/08	$11,000	$10,999
Goldman Sachs Group, Inc., 4.6%, due 2/14/08	1,368,000	1,360,309
Merrill Lynch & Co., Inc., 5%, due 2/19/08	1,417,000	1,407,357
Morgan Stanley, 4.79%, due 6/13/08	1,135,000	1,110,233
Morgan Stanley, 4.8%, due 6/13/08	265,000	259,205

		$4,148,103

Financial Institutions - 9.1%
American Express Credit Corp., 4.42%, due 3/20/08	$1,387,000	$1,373,547
Cargill, Inc., 5%, due 2/29/08 (t)	1,384,000	1,372,659
General Electric Capital Corp., 5.17%, due 1/23/08 (t)	1,395,000	1,390,593

		$4,136,799

Food & Beverages - 9.1%
Archer Daniels Midland Co., 4.28%, due 4/08/08 (t)	$1,393,000	$1,376,770
Hershey Foods Corp., 4.5%, due 1/14/08 (t)	1,370,000	1,367,774
Nestle Capital Corp., 4.71%, due 3/20/08 (t)	1,419,000	1,404,333

		$4,148,877

Insurance - 3.0%
AIG Funding, Inc., 4.85%, due 2/01/08	$1,381,000	$1,375,232

Major Banks - 20.3%
ABN Amro North America Finance, Inc., 5.105%, due 1/10/08	$1,382,000	$1,380,236
Abbey National North America LLC, 4%, due 1/02/08	53,000	52,994
Abbey National North America LLC, 4.74%, due 4/11/08	1,050,000	1,036,037
BNP Paribas Finance, Inc., 4.663%, due 1/14/08	1,379,000	1,376,678
Bank of America Corp., 4.72%, due 2/11/08	730,000	726,076
Bank of America Corp., 4.7%, due 3/07/08	653,000	647,373
JPMorgan Chase & Co., 5.05%, due 1/04/08	764,000	763,678
JPMorgan Chase & Co., 5.03%, due 1/22/08	623,000	621,172
Natexis Banques Populaires U.S. Financial Company LLC, 5.07%, due 2/04/08	1,372,000	1,365,430

Issuer	Shares/Par	Value ($)
COMMERCIAL PAPER (y) - continued
Major Banks - continued
Societe Generale North America, Inc., 5.155%, due 1/09/08	$1,308,000	$1,306,502

		$9,276,176

Network & Telecom - 3.0%
AT&T, Inc., 3.95%, due 1/02/08 (t)	$1,371,000	$1,370,850

Other Banks & Diversified Financials - 8.7%
Citigroup Funding, Inc., 4.88%, due 2/25/08	$457,000	$453,593
Citigroup Funding, Inc., 4.9%, due 3/26/08	931,000	920,229
Dexia Delaware LLC, 5.22%, due 1/14/08	345,000	344,350
ING America Insurance Holdings, Inc., 4.65%, due 2/28/08	915,000	908,145
UBS Finance Delaware LLC, 4.875%, due 2/19/08	883,000	877,141
UBS Financial Delaware LLC, 4.86%, due 1/02/08	490,000	489,934

		$3,993,392

Specialty Chemicals - 1.9%
DuPont (E.I.) de Nemours & Co., 4.2%, due 1/11/08 (t)	$870,000	$868,985

Utilities - Electric Power - 3.0%
Florida Power & Light Co., 4.27%, due 1/11/08	$1,375,000	$1,373,369

Total Commercial Paper, at Amortized Cost and Value		$33,267,598

U.S. GOVERNMENT AGENCIES - 2.7%
Federal Home Loan Bank, 2.5%, due 1/02/08, at Amortized Cost and Value (y)	$1,238,000	$1,237,914

REPURCHASE AGREEMENTS - 10.0%
Merrill Lynch, 4.50%, dated 12/31/07, due 1/02/08, total to be received $4,571,143 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$4,570,000	$4,570,000

Total Investments, at Amortized Cost and Value		$45,835,512

OTHER ASSETS, LESS LIABILITIES - (0.3)%		(146,459)

NET ASSETS - 100.0%		$45,689,053

See portfolio footnotes and notes to financial statements

22-MMVA

Portfolio of Investments — December 31, 2007

Total Return Variable Account

Issuer	Shares/Par	Value ($)

COMMON STOCKS - 57.5%
Aerospace - 2.7%
Lockheed Martin Corp.	22,520	$2,370,455
Northrop Grumman Corp.	6,680	525,315
Raytheon Co.	1,240	75,268
United Technologies Corp.	16,760	1,282,810

		$4,253,848

Alcoholic Beverages - 0.6%
Diageo PLC	41,766	$894,020

Apparel Manufacturers - 0.6%
NIKE, Inc., “B”	13,590	$873,022

Automotive - 0.6%
Bayerische Motoren Werke AG	2,530	$156,230
Harley-Davidson, Inc.	4,850	226,544
Johnson Controls, Inc.	17,770	640,431

		$1,023,205

Biotechnology - 0.4%
Amgen, Inc. (a)	6,500	$301,860
Genzyme Corp. (a)	4,590	341,680

		$643,540

Broadcasting - 0.7%
Citadel Broadcasting Corp.	365	$752
E.W. Scripps Co., “A”	6,160	277,262
Omnicom Group, Inc.	9,120	433,474
Walt Disney Co.	7,280	234,998
WPP Group PLC	10,240	131,100

		$1,077,586

Brokerage & Asset Managers - 2.8%
Bear Stearns Cos., Inc.	7,430	$655,697
E*TRADE Financial Corp. (a)	37,860	134,403
Franklin Resources, Inc.	5,260	601,902
Goldman Sachs Group, Inc.	5,720	1,230,086
KKR Private Equity Investments LP, IEU (z)	6,600	119,856
KKR Private Equity Investors	2,630	47,854
Legg Mason, Inc.	3,190	233,349
Lehman Brothers Holdings, Inc.	12,730	833,051
Merrill Lynch & Co., Inc.	10,680	573,302

		$4,429,500

Business Services - 0.4%
Accenture Ltd., “A”	10,020	$361,021
Automatic Data Processing, Inc.	2,030	90,396
Fidelity National Information Services, Inc.	5,300	220,427

		$671,844

Cable TV - 0.3%
Time Warner Cable, Inc. (a)	15,170	$418,692

Chemicals - 0.9%
3M Co.	4,050	$341,496
Dow Chemical Co.	2,670	105,251
PPG Industries, Inc.	13,120	921,418
Syngenta AG	390	98,953

		$1,467,118

Computer Software - 0.5%
Oracle Corp. (a)	34,940	$788,945

Computer Software - Systems - 1.3%
Hewlett-Packard Co.	14,980	$756,190
International Business Machines Corp.	11,640	1,258,284

		$2,014,474

Construction - 0.8%
D.R. Horton, Inc.	23,270	$306,466

Issuer	Shares/Par	Value ($)

COMMON STOCKS - continued
Construction - continued
Masco Corp.	21,780	$470,666
Sherwin-Williams Co.	2,340	135,814
Toll Brothers, Inc. (a)	17,700	355,062

		$1,268,008

Consumer Goods & Services - 1.1%
Clorox Co.	6,970	$454,235
Procter & Gamble Co.	17,030	1,250,343

		$1,704,578

Containers - 0.0%
Smurfit-Stone Container Corp. (a)	4,980	$52,589

Electrical Equipment - 1.4%
General Electric Co.	30,320	$1,123,962
Rockwell Automation, Inc.	3,000	206,880
W.W. Grainger, Inc.	6,720	588,134
WESCO International, Inc. (a)	8,440	334,562

		$2,253,538

Electronics - 0.8%
Flextronics International Ltd. (a)	20,840	$251,330
Intel Corp.	34,190	911,505
Samsung Electronics Co. Ltd., GDR	509	147,719

		$1,310,554

Energy - Independent - 2.4%
Anadarko Petroleum Corp.	10,750	$706,167
Apache Corp.	11,410	1,227,031
CONSOL Energy, Inc.	1,200	85,824
Devon Energy Corp.	11,800	1,049,138
EOG Resources, Inc.	2,740	244,545
Sunoco, Inc.	4,190	303,524
Ultra Petroleum Corp. (a)	2,130	152,295

		$3,768,524

Energy - Integrated - 5.5%
Chevron Corp.	5,875	$548,314
ConocoPhillips	4,910	433,553
Exxon Mobil Corp.	33,522	3,140,676
Hess Corp.	18,260	1,841,704
Marathon Oil Corp.	11,630	707,802
Royal Dutch Shell PLC, ADR	2,120	178,504
TOTAL S.A., ADR	22,610	1,867,586

		$8,718,139

Food & Beverages - 2.0%
General Mills, Inc.	15,710	$895,470
Kellogg Co.	10,870	569,914
Nestle S.A.	2,398	1,098,796
PepsiCo, Inc.	8,570	650,463

		$3,214,643

Food & Drug Stores - 1.2%
CVS Caremark Corp.	22,354	$888,571
Kroger Co.	8,820	235,582
Safeway, Inc.	14,540	497,413
Walgreen Co.	7,660	291,693

		$1,913,259

Forest & Paper Products - 0.2%
AbitibiBowater, Inc.	4,824	$99,423
MeadWestvaco Corp.	9,300	291,090

		$390,513

Furniture & Appliances - 0.2%
Jarden Corp. (a)	9,260	$218,629
Whirlpool Corp.	1,870	152,648

		$371,277

23-TRVA

Portfolio of Investments — continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS - continued
Gaming & Lodging - 0.6%
Royal Caribbean Cruises Ltd.	22,710	$963,812

General Merchandise - 0.9%
Macy’s, Inc.	46,040	$1,191,055
Wal-Mart Stores, Inc.	6,190	294,211

		$1,485,266

Health Maintenance Organizations - 1.1%
UnitedHealth Group, Inc.	10,040	$584,328
WellPoint, Inc. (a)	13,830	1,213,306

		$1,797,634

Insurance - 4.5%
Allstate Corp.	35,210	$1,839,018
Ambac Financial Group, Inc.	5,240	135,035
American International Group, Inc.	3,360	195,888
Chubb Corp.	3,390	185,026
Conseco, Inc. (a)	26,240	329,574
Genworth Financial, Inc., “A”	55,500	1,412,475
Hartford Financial Services Group, Inc.	10,050	876,260
Max Capital Group Ltd.	8,730	244,353
Mbia, Inc.	4,340	80,854
MetLife, Inc.	16,100	992,082
Principal Financial Group, Inc.	2,470	170,035
Prudential Financial, Inc.	2,510	233,530
Travelers Cos., Inc.	7,490	402,962

		$7,097,092

Internet - 0.1%
Yahoo!, Inc. (a)	3,180	$73,967

Leisure & Toys - 0.1%
Polaris Industries, Inc.	3,380	$161,463

Machinery & Tools - 0.7%
Deere & Co.	4,260	$396,691
Eaton Corp.	1,120	108,584
Kennametal, Inc.	4,020	152,197
Timken Co.	15,090	495,707

		$1,153,179

Major Banks - 4.7%
Bank of America Corp.	43,678	$1,802,154
Bank of New York Mellon Corp.	37,002	1,804,217
Huntington Bancshares, Inc.	9,020	133,135
JPMorgan Chase & Co.	32,832	1,433,117
PNC Financial Services Group, Inc.	12,250	804,213
State Street Corp.	8,090	656,908
SunTrust Banks, Inc.	13,520	844,865

		$7,478,609

Medical & Health Technology & Services - 0.1%
DaVita, Inc. (a)	2,720	$153,272
Omnicare, Inc.	3,350	76,414

		$229,686

Medical Equipment - 0.5%
Advanced Medical Optics, Inc. (a)	6,500	$159,445
Boston Scientific Corp. (a)	25,890	301,101
Cooper Cos., Inc.	2,890	109,820
Pall Corp.	4,960	199,987

		$770,353

Metals & Mining - 0.3%
Allegheny Technologies, Inc.	1,760	$152,064
BHP Billiton PLC	6,630	204,036
Century Aluminum Co. (a)	2,950	159,123

		$515,223

Issuer	Shares/Par	Value ($)

COMMON STOCKS - continued
Natural Gas - Distribution - 0.3%
Sempra Energy	8,840	$547,019

Natural Gas - Pipeline - 0.4%
Williams Cos., Inc.	19,420	$694,848

Network & Telecom - 0.2%
Motorola, Inc.	8,400	$134,736
Nortel Networks Corp. (a)	7,327	110,564

		$245,300

Oil Services - 0.2%
Halliburton Co.	4,240	$160,738
Noble Corp.	3,710	209,652

		$370,390

Other Banks & Diversified Financials - 2.8%
American Express Co.	11,780	$612,796
Citigroup, Inc.	43,236	1,272,868
Fannie Mae	23,300	931,534
Freddie Mac	7,270	247,689
New York Community Bancorp, Inc.	31,960	561,857
UBS AG	10,737	498,620
UBS AG	8,560	393,760

		$4,519,124

Pharmaceuticals - 3.5%
Abbott Laboratories	3,480	$195,402
Eli Lilly & Co.	4,570	243,992
GlaxoSmithKline PLC	6,420	162,919
Johnson & Johnson	23,850	1,590,795
Merck & Co., Inc.	20,980	1,219,148
Merck KGaA	2,000	256,918
Pfizer, Inc.	6,470	147,063
Warner Chilcott Ltd., “A” (a)	6,890	122,160
Wyeth	36,660	1,620,005

		$5,558,402

Printing & Publishing - 0.1%
New York Times Co., “A”	7,090	$124,288

Railroad & Shipping - 0.5%
Burlington Northern Santa Fe Corp.	5,500	$457,765
Norfolk Southern Corp.	5,340	269,350

		$727,115

Specialty Chemicals - 0.5%
Air Products & Chemicals, Inc.	5,720	$564,164
Praxair, Inc.	1,890	167,662

		$731,826

Specialty Stores - 0.5%
Advance Auto Parts, Inc.	1,780	$67,622
Lowe’s Cos., Inc.	2,010	45,466
Staples, Inc.	29,590	682,641

		$795,729

Telecommunications - Wireless - 0.3%
Sprint Nextel Corp.	14,550	$191,042
Vodafone Group PLC, ADR	8,929	333,230

		$524,272

Telephone Services - 2.6%
AT&T, Inc.	37,364	$1,552,848
Embarq Corp.	18,580	920,267
Qwest Communications International, Inc.	119,510	837,765
TELUS Corp.	4,630	231,934
TELUS Corp. (non-voting shares)	6,118	297,609
Verizon Communications, Inc.	7,640	333,792

		$4,174,215

24-TRVA

Portfolio of Investments — continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS - continued
Tobacco - 1.7%
Altria Group, Inc.	36,140	$2,731,461

Trucking - 0.2%
United Parcel Service, Inc., “B”	4,460	$315,411

Utilities - Electric Power - 2.7%
American Electric Power Co., Inc.	7,260	$338,026
Dominion Resources, Inc.	8,504	403,515
DPL, Inc.	11,160	330,894
Entergy Corp.	2,090	249,797
FPL Group, Inc.	14,500	982,810
NRG Energy, Inc. (a)	10,730	465,038
Pepco Holdings, Inc.	6,560	192,405
PG&E Corp.	10,330	445,120
PPL Corp.	2,030	105,743
Public Service Enterprise Group, Inc.	8,500	835,040

		$4,348,388

Total Common Stocks (Identified Cost, $83,992,773)		$91,655,488

BONDS - 41.5%
Agency - Other - 0.0%
Financing Corp., 9.65%, 2018	$45,000	$64,099

Asset Backed & Securitized - 2.8%
Banc of America Commercial Mortgage, Inc., FRN, 5.482%, 2049	$48,384	$47,704
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040 (z)	250,000	200,000
BlackRock Capital Finance LP, 7.75%, 2026 (n)	34,182	32,165
Chase Commercial Mortgage Securities Corp., 7.543%, 2032	44,584	45,029
Countrywide Asset-Backed Certificates, FRN, 4.823%, 2035	24,368	24,209
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	90,000	83,916
Credit Suisse Commercial Mortgage Trust, 5.509%, 2039	128,277	126,197
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	98,568	95,737
CRIIMI MAE Commercial Mortgage Trust, CDO, 7%, 2033 (n)	20,076	20,219
Falcon Franchise Loan LLC, 7.382%, 2010 (n)	4,499	4,450
GE Commercial Mortgage Corp., FRN, 5.339%, 2044	130,000	128,084
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	115,000	93,777
Greenwich Capital Commercial Funding Corp., 4.305%, 2042	107,385	106,053
Greenwich Capital Commercial Funding Corp., FRN, 5.317%, 2036	60,728	61,801
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	152,000	143,042
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	97,000	98,422
JPMorgan Chase Commercial Mortgage Securities Corp., 5.372%, 2047	170,000	165,929
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.21%, 2041	39,903	40,553
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	210,000	212,364
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	200,000	202,443

Issuer	Shares/Par	Value ($)

BONDS - continued
Asset Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.875%, 2045	$210,000	$218,497
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	197,476	191,927
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.532%, 2047	78,278	64,349
Merrill Lynch Mortgage Trust, FRN, 5.829%, 2017	84,000	75,281
Morgan Stanley Capital I, Inc., 5.168%, 2042	48,533	47,601
Morgan Stanley Capital I, Inc., FRN, 0.522%, 2030 (i)(n)	6,279,593	53,144
Multi-Family Capital Access One, Inc., 6.65%, 2024	26,312	26,395
Nomura Asset Securities Corp., FRN, 9.779%, 2027 (z)	210,628	234,800
Residential Asset Mortgage Products, Inc., 4.109%, 2035	51,374	50,950
Residential Asset Mortgage Products, Inc., FRN, 4.97%, 2034	92,000	87,951
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	129,000	118,410
Spirit Master Funding LLC, 5.05%, 2023 (z)	178,332	174,947
Structured Asset Securities Corp., FRN, 4.67%, 2035	189,364	189,091
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	50,000	48,202
Wachovia Bank Commercial Mortgage Trust, FRN, 5.083%, 2042	185,000	180,741
Wachovia Bank Commercial Mortgage Trust, FRN, 5.118%, 2042	200,000	196,552
Wachovia Bank Commercial Mortgage Trust, FRN, 5.513%, 2043	55,500	48,466
Wachovia Bank Commercial Mortgage Trust, FRN, 5.466%, 2045	189,000	186,756
Wachovia Bank Commercial Mortgage Trust, FRN, 5.961%, 2045	140,000	143,404
Wachovia Bank Commercial Mortgage Trust, FRN, 5.795%, 2045	150,000	150,599
Wachovia Bank Commercial Mortgage Trust, FRN, 5.776%, 2047	99,000	81,990

		$4,502,147

Automotive - 0.1%
Johnson Controls, Inc., 5.5%, 2016	$136,000	$134,006

Broadcasting - 0.2%
CBS Corp., 6.625%, 2011	$137,000	$142,100
News America Holdings, 8.5%, 2025	99,000	117,977
News America, Inc., 6.2%, 2034	42,000	41,403

		$301,480

Brokerage & Asset Managers - 0.6%
Goldman Sachs Group, Inc., 5.625%, 2017	$176,000	$171,877
Lehman Brothers Holdings, Inc., 6.5%, 2017	170,000	172,016
Merrill Lynch & Co., Inc., 6.05%, 2016	200,000	196,514
Merrill Lynch & Co., Inc., 6.11%, 2037	130,000	114,815
Morgan Stanley, 5.75%, 2016	100,000	98,677
Morgan Stanley Group, Inc., 6.75%, 2011	156,000	163,510

		$917,409

25-TRVA

Portfolio of Investments — continued

Issuer	Shares/Par	Value ($)

BONDS - continued
Building - 0.1%
CRH America, Inc., 6.95%, 2012	$208,000	$219,942

Business Services - 0.1%
Xerox Corp., 5.5%, 2012	$80,000	$81,329
Xerox Corp., 6.4%, 2016	40,000	40,931

		$122,260

Cable TV - 0.2%
Cox Communications, Inc., 4.625%, 2013	$159,000	$152,117
Time Warner Entertainment Co. LP, 8.375%, 2033	110,000	132,507

		$284,624

Conglomerates - 0.2%
General Electric Co., 5.25%, 2017	$80,000	$79,829
Kennametal, Inc., 7.2%, 2012	211,000	229,298

		$309,127

Consumer Goods & Services - 0.2%
Fortune Brands, Inc., 5.125%, 2011	$158,000	$157,679
Western Union Co., 5.4%, 2011	210,000	211,607

		$369,286

Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$103,000	$100,016

Electronics - 0.1%
Tyco Electronics Ltd., 6.55%, 2017 (n)	$128,000	$131,657

Emerging Market Sovereign - 0.1%
State of Israel, 4.625%, 2013	$112,000	$110,361

Energy - Independent - 0.3%
Nexen, Inc., 5.875%, 2035	$100,000	$94,221
Ocean Energy, Inc., 7.25%, 2011	165,000	179,323
XTO Energy, Inc., 5.65%, 2016	190,000	191,350

		$464,894

Financial Institutions - 0.6%
American Express Co., 5.5%, 2016	$200,000	$198,824
Capital One Financial Co., 6.15%, 2016	130,000	115,355
Capmark Financial Group, Inc., 5.875%, 2012 (n)	170,000	134,566
CIT Group, Inc., 6.1% to 2017, FRN to 2067	10,000	7,261
Countrywide Financial Corp., 6.25%, 2016	171,000	98,422
General Electric Capital Corp., 5.375%, 2016	60,000	60,766
HSBC Finance Corp., 5.25%, 2011	145,000	144,951
ORIX Corp., 5.48%, 2011	210,000	209,993

		$970,138

Food & Beverages - 0.4%
Coca Cola Co., 5.35%, 2017	$150,000	$153,681
Diageo Finance B.V., 5.5%, 2013	230,000	233,346
Miller Brewing Co., 5.5%, 2013 (n)	276,000	279,670

		$666,697

Food & Drug Stores - 0.1%
CVS Caremark Corp., 6.125%, 2016	$110,000	$112,913
CVS Caremark Corp., 5.75%, 2017	70,000	70,451

		$183,364

Forest & Paper Products - 0.0%
MeadWestvaco Corp., 6.8%, 2032	$69,000	$64,985

Gaming & Lodging - 0.2%
Marriott International, Inc., 6.375%, 2017	$160,000	$164,156
Wyndham Worldwide Corp., 6%, 2016	100,000	94,840

		$258,996

Issuer	Shares/Par	Value ($)

BONDS - continued
Insurance - 0.3%
American International Group, Inc., 6.25%, 2037	$100,000	$89,442
ING Groep N.V., 5.775% to 2015, FRN to 2049	223,000	206,163
MetLife, Inc., 6.5%, 2032	48,000	48,301
MetLife, Inc., 6.4%, 2036	120,000	109,979

		$453,885

Insurance - Property & Casualty - 0.3%
Allstate Corp., 6.125%, 2032	$185,000	$179,608
Chubb Corp., 6.375% to 2017, FRN to 2037	200,000	195,082
Fund American Cos., Inc., 5.875%, 2013	117,000	117,252

		$491,942

International Market Quasi-Sovereign - 0.3%
Hydro-Quebec, 6.3%, 2011	$262,000	$280,555
Province of Ontario, 5%, 2011	200,000	206,678

		$487,233

Machinery & Tools - 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$160,000	$160,058

Major Banks - 1.0%
Bank of America Corp., 5.3%, 2017	$250,000	$243,094
BNP Paribas, 7.195% to 2037, FRN to 2049(n)	100,000	98,591
DBS Capital Funding Corp., 7.657% to 2011, FRN to 2049(n)	170,000	181,654
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	200,000	189,427
PNC Funding Corp., 5.625%, 2017	90,000	87,593
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049(n)	100,000	99,699
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049(n)	208,000	226,672
Unicredito Luxembourg Finance S.A., 6%, 2017 (n)	100,000	99,012
Wachovia Corp., 5.25%, 2014	81,000	79,197
Wells Fargo National Bank, 4.75%, 2015	315,000	300,862

		$1,605,801

Medical & Health Technology & Services - 0.3%
Baxter International, Inc., 5.9%, 2016	$136,000	$141,309
Cardinal Health, Inc., 6.3%, 2016 (n)	75,000	76,870
Covidien Ltd., 6%, 2017 (n)	40,000	41,389
Covidien Ltd., 6.55%, 2037 (n)	30,000	31,156
HCA, Inc., 8.75%, 2010	40,000	40,350
Hospira, Inc., 5.55%, 2012	50,000	50,844
Hospira, Inc., 6.05%, 2017	174,000	174,836

		$556,754

Metals & Mining - 0.1%
Vale Overseas Ltd., 6.25%, 2017	$150,000	$150,466

Mortgage Backed - 16.1%
Fannie Mae, 4.01%, 2013	$18,683	$18,143
Fannie Mae, 4.547%, 2014	128,201	127,309
Fannie Mae, 4.63%, 2014	46,279	46,092
Fannie Mae, 4.839%, 2014	65,871	66,308
Fannie Mae, 4.56%, 2015	38,465	37,946
Fannie Mae, 4.78%, 2015	38,658	38,524
Fannie Mae, 4.925%, 2015	260,944	262,930
Fannie Mae, 5.09%, 2016	40,000	40,389
Fannie Mae, 5.5%, 2016-2036	7,879,553	7,894,873
Fannie Mae, 4.994%, 2017	87,943	88,889
Fannie Mae, 5.05%, 2017	39,000	39,271

26-TRVA

Portfolio of Investments — continued

Issuer	Shares/Par	Value ($)

BONDS - continued
Mortgage Backed - continued
Fannie Mae, 6%, 2017-2037	$3,996,584	$4,067,929
Fannie Mae, 4.5%, 2018-2035	868,822	844,717
Fannie Mae, 5%, 2018-2036	2,775,276	2,739,450
Fannie Mae, 6.5%, 2031-2037	1,210,802	1,251,456
Fannie Mae, 7.5%, 2031	21,313	22,729
Freddie Mac, 6%, 2016-2037	2,036,982	2,072,354
Freddie Mac, 5%, 2017-2035	2,044,253	2,005,591
Freddie Mac, 4.5%, 2018-2035	707,749	690,495
Freddie Mac, 5.5%, 2020-2035	1,510,738	1,513,492
Freddie Mac, 6.5%, 2034-2037	404,725	416,559
Ginnie Mae, 4.5%, 2033-2034	141,692	135,012
Ginnie Mae, 5%, 2033-2034	148,687	146,241
Ginnie Mae, 5.5%, 2033-2035	613,694	618,470
Ginnie Mae, 6%, 2033-2035	412,073	422,044
Ginnie Mae, 6.5%, 2035-2036	71,000	73,381

		$25,680,594

Municipals - 0.1%
Massachusetts Bay Transportation Authority, 5.25%, 2017	$130,000	$145,452

Natural Gas - Pipeline - 0.3%
CenterPoint Energy Resources Corp., 7.875%, 2013	$112,000	$122,974
Kinder Morgan Energy Partners LP, 6.75%, 2011	165,000	173,094
Kinder Morgan Energy Partners LP, 5.125%, 2014	46,000	44,820
Kinder Morgan Energy Partners LP, 7.75%, 2032	71,000	79,306
Spectra Energy Capital LLC, 8%, 2019	53,000	61,058

		$481,252

Network & Telecom - 0.8%
AT&T, Inc., 6.5%, 2037	$139,000	$145,349
BellSouth Corp., 6.55%, 2034	146,000	151,008
Deutsche Telekom International Finance B.V., 5.75%, 2016	176,000	176,165
Telecom Italia Capital, 5.25%, 2013	60,000	59,300
Telefonica Emisiones S.A.U., 7.045%, 2036	110,000	122,956
Telefonica Europe B.V., 7.75%, 2010	50,000	53,518
TELUS Corp., 8%, 2011	180,000	195,024
Verizon New York, Inc., 6.875%, 2012	286,000	303,448

		$1,206,768

Oil Services - 0.0%
Weatherford International, Inc., 6.35%, 2017 (n)	$40,000	$41,346

Oils - 0.1%
Valero Energy Corp., 6.875%, 2012	$111,000	$118,443

Other Banks & Diversified Financials - 0.7%
Commonwealth Bank, 5%, 2012 (n)	$230,000	$234,726
Mizuho Capital Investment 1 Ltd., 6.686% to 2016, FRN to 2049 (n)	190,000	177,770
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	100,000	90,411
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	190,000	182,943
UFJ Finance Aruba AEC, 6.75%, 2013	145,000	157,524
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	220,000	221,132

		$1,064,506

Pharmaceuticals - 0.1%
Allergan, Inc., 5.75%, 2016	$160,000	$163,884

Issuer	Shares/Par	Value ($)

BONDS - continued
Pollution Control - 0.1%
Waste Management, Inc., 7.375%, 2010	$134,000	$141,544

Railroad & Shipping - 0.1%
CSX Corp., 6.75%, 2011	$35,000	$36,727
CSX Corp., 7.9%, 2017	120,000	134,448

		$171,175

Real Estate - 0.5%
Boston Properties, Inc., REIT, 5%, 2015	$42,000	$38,908
ERP Operating LP, REIT, 5.75%, 2017	180,000	171,406
HRPT Properties Trust, REIT, 6.25%, 2016	180,000	171,109
Kimco Realty Corp., REIT, 5.783%, 2016	100,000	96,545
ProLogis, REIT, 5.75%, 2016	179,000	168,017
Simon Property Group LP, REIT, 5.1%, 2015	193,000	181,456

		$827,441

Retailers - 0.3%
Federated Retail Holdings, Inc., 5.35%, 2012	$40,000	$38,972
Home Depot, Inc., 5.875%, 2036	110,000	92,829
Limited Brands, Inc., 5.25%, 2014	132,000	118,480
Wal-Mart Stores, Inc., 5.25%, 2035	194,000	172,081

		$422,362

Supermarkets - 0.0%
Kroger Co., 6.4%, 2017	$30,000	$31,377
Supranational - 0.6%
European Investment Bank, 5.125%, 2017	$876,000	$913,884
Telecommunications - Wireless - 0.2%
Cingular Wireless LLC, 6.5%, 2011	$35,000	$36,847
Nextel Communications, Inc., 5.95%, 2014	180,000	169,194
Vodafone Group PLC, 5.625%, 2017	182,000	181,227

		$387,268

U.S. Government Agencies - 2.1%
Aid-Egypt, 4.45%, 2015	$152,000	$151,208
Fannie Mae, 6.625%, 2009-2010	1,188,000	1,275,619
Fannie Mae, 6%, 2011	165,000	177,062
Federal Home Loan Bank, 3.9%, 2008	40,000	39,957
Freddie Mac, 5.5%, 2017	700,000	751,081
Small Business Administration, 4.35%, 2023	35,986	35,136
Small Business Administration, 4.77%, 2024	88,360	87,928
Small Business Administration, 4.99%, 2024	125,837	126,508
Small Business Administration, 5.18%, 2024	143,896	145,861
Small Business Administration, 5.52%, 2024	213,341	219,249
Small Business Administration, 4.95%, 2025	96,213	94,661
Small Business Administration, 5.09%, 2025	121,212	122,124
Small Business Administration, 5.39%, 2025	91,436	93,305

		$3,319,699

U.S. Treasury Obligations - 9.2%
U.S. Treasury Bonds, 8%, 2021	$37,000	$50,638
U.S. Treasury Bonds, 6.25%, 2023	211,000	252,623
U.S. Treasury Bonds, 6%, 2026	15,000	17,752

27-TRVA

Portfolio of Investments — continued

Issuer	Shares/Par	Value($)

BONDS - continued
U.S. Treasury Obligations - continued
U.S. Treasury Bonds, 6.75%, 2026	$341,000	$436,480
U.S. Treasury Bonds, 5.375%, 2031	1,707,000	1,923,176
U.S. Treasury Bonds, 4.5%, 2036	778,000	781,951
U.S. Treasury Notes, 5.625%, 2008	1,010,000	1,018,127
U.S. Treasury Notes, 3.125%, 2008	2,315,000	2,311,021
U.S. Treasury Notes, 4.75%, 2008	46,000	46,518
U.S. Treasury Notes, 4.5%, 2009	2,916,000	2,964,753
U.S. Treasury Notes, 4%, 2009	23,000	23,300
U.S. Treasury Notes, 4.875%, 2009	2,415,000	2,481,789
U.S. Treasury Notes, 6.5%, 2010	128,000	136,870
U.S. Treasury Notes, 5.125%, 2011	180,000	191,236
U.S. Treasury Notes, 3.875%, 2013	940,000	958,800
U.S. Treasury Notes, 4.25%, 2013	250,000	259,199
U.S. Treasury Notes, 4.75%, 2014	150,000	159,504
U.S. Treasury Notes, 4.875%, 2016	600,000	638,906

		$14,652,643

Utilities - Electric Power - 1.4%
Bruce Mansfield Unit, 6.85%, 2034	$210,000	$211,153
Dominion Resources, Inc., 5.15%, 2015	141,000	136,436
EDP Finance B.V., 6%, 2018 (n)	110,000	107,287
Enel Finance International, 6.25%, 2017 (n)	170,000	172,025
Exelon Generation Co. LLC, 6.95%, 2011	232,000	242,062
Exelon Generation Co. LLC, 6.2%, 2017	80,000	79,506
FirstEnergy Corp., 6.45%, 2011	209,000	215,817
MidAmerican Energy Holdings Co., 3.5%, 2008	118,000	117,225
MidAmerican Energy Holdings Co., 5.875%, 2012	61,000	63,226
MidAmerican Funding LLC, 6.927%, 2029	154,000	169,785
Oncor Electric Delivery Co., 7%, 2022	152,000	157,463
Pacific Gas & Electric Co., 4.8%, 2014	45,000	43,750
PSEG Power LLC, 6.95%, 2012	71,000	75,694
PSEG Power LLC, 5.5%, 2015	90,000	88,112
System Energy Resources, Inc., 5.129%, 2014 (n)	85,401	87,465
Waterford 3 Funding Corp., 8.09%, 2017	326,415	326,542

		$2,293,548

Total Bonds (Identified Cost, $66,003,762)		$66,144,813

SHORT-TERM OBLIGATIONS - 0.6%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$1,057,000	$1,056,879

Total Investments (Identified Cost, $151,053,414) (k)		$158,857,180

OTHER ASSETS, LESS LIABILITIES - 0.4%		631,644

NET ASSETS - 100.0%		$159,488,824

See portfolio footnotes and notes to financial statements.

28-TRVA

Portfolio of Investments — continued

Portfolio Footnotes:

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for an open futures contract.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end.
(i)	Interest only security for which the variable account receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k)	As of December 31, 2007, the following variable accounts held securities fair valued in accordance with the policies adopted by the Board of Managers. An independent pricing service provided an evaluated bid for a percent of the market value.

Variable Account	Market Value	% of Market Value	Evaluated Bid %
Global Governments Variable Account	$7,359,871	91.59%	90.03%
Government Securities Variable Account	67,238,613	98.32	98.32
High Yield Variable Account	41,037,402	84.73	84.73	(1)
Total Return Variable Account	66,144,813	41.64	41.64

(1)	Non-evaluated bid percentage less than 0.01%

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was:

Variable Account	Market Value	% of Net Assets
Global Governments Variable Account	$280,379	3.5%
Government Securities Variable Account	730,758	1.1
High Yield Variable Account	6,699,169	13.6
Total Return Variable Account	2,903,150	1.8

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates will be determined.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y)	The rate shown represents an annualized yield at time of purchase.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The variable accounts holds the following restricted securities:

Variable Account	Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value	Total % of Net Assets
High Yield Variable Account	Asset Securitization Corp., FRN, 8.825%, 2029	1/25/05	$172,565	$207,500
	NewPage Holdings Corp., 10%, 2012	12/07/07 - 12/11/07	151,450	150,750
	Nuveen Investments, Inc., 10.5%, 2015	10/31/07	145,000	144,456
	Wachovia Credit, CDO, FRN, 6.233%, 2026	6/08/06	250,000	201,718
	Total Restricted Securities			$704,424	1.4%

Total Return Variable Account	Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040	3/01/06	$250,000	$200,000
	KKR Private Equity Investments LP, IEU	5/03/06	165,000	119,856
	Nomura Asset Securities Corp., FRN, 9.779%, 2027	7/16/07	231,896	234,800
	Spirit Master Funding LLC, 5.05%, 2023	10/04/05	176,033	174,947
	Total Restricted Securities			$729,603	0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
CDO	Collateralized Debt Obligation
CLN	Credit-Linked Note
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
GDR	Global Depository Receipt
IEU	International Equity Unit
REIT	Real Estate Investment Trust
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TIPS	Treasury Inflation Protected Security

29-TRVA

Portfolio of Investments — continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar	IDR	Indonesian Rupiah
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	MYR	Malaysian Ringgit
DKK	Danish Krone	NOK	Norwegian Krone
EUR	Euro	SEK	Swedish Krona
GBP	British Pound

See portfolio footnotes and notes to financial statements.

30-TRVA

Statements of Assets and Liabilities — December 31, 2007

(000 Omitted)

	Capital Appreciation Variable Account		Global Governments Variable Account		Government Securities Variable Account		High Yield Variable Account		Money Market Variable Account		Total Return Variable Account
Assets:
Investments —
Investments, cost	$179,289		$7,918		$67,615		$50,167		$45,836		$151,053
Unrealized appreciation (depreciation)	18,618		118		770		(1,732)		—		7,804

Total investments, at value	$197,907		$8,036		$68,385		$48,435		$45,836		$158,857
Cash	1		1		0	*	138		0	*	7
Foreign currency, at value (identified cost, $0*)	—		0	*	—		—		—		—
Receivable for forward foreign currency exchange contracts	—		52		—		—		—		—
Receivable for daily variation on open futures contracts	—		—		7		—		—		—
Receivable for investments sold	—		27		—		399		—		107
Receivable for units sold	23		0	*	1		4		1		14
Interest and dividends receivable	155		96		665		926		57		791
Receivable from Investment Adviser	10		15		—		—		—		9
Receivable from Sponsor	8		—		9		—		1		7
Swaps, at value (premiums paid, $25)	—		—		—		25		—		—
Other assets	26		1		3		2		2		68

Total assets	$198,130		$8,228		$69,070		$49,929		$45,897		$159,860

Liabilities:
Payable for forward foreign currency exchange contracts	$—		$50		$—		$—		$—		$—
Payable for investments purchased	1,528		9		—		332		—		127
Payable for units surrendered	196		28		18		39		174		154
Unrealized depreciation on unfunded loan commitments	—		—		—		0	*	—		—
Swaps, at value	—		—		—		76		—		—
Payable to affiliates —
Investment Adviser	16		1		4		4		2		13
Administrative services fee	0	*	0	*	0	*	0	*	0	*	0	*
Sponsor	—		0	*	—		8		—		—
Accrued expenses and other liabilities	61		58		53		56		32		77

Total liabilities	$1,801		$146		$75		$515		$208		$371

Net assets	$196,329		$8,082		$68,995		$49,414		$45,689		$159,489

*	Amount was less than $500.

See notes to financial statements.

Statements of Assets and Liabilities — December 31, 2007 — continued

(000 Omitted except for unit values)

	Units	Unit Value	Capital Appreciation Variable Account	Global Governments Variable Account	Government Securities Variable Account	High Yield Variable Account	Money Market Variable Account	Total Return Variable Account
Net assets applicable to contract owners:
Capital Appreciation Variable Account —
Compass 2	1,980	$63.669	$126,051
Compass 3	73	41.858	3,077
Compass 3 – Level 2	3,671	17.501	64,240
Global Governments Variable Account —
Compass 2	85	$27.622		$2,350
Compass 3	15	26.814		416
Compass 3 – Level 2	332	15.798		5,243
Government Securities Variable Account —
Compass 2	1,269	$40.804			$51,759
Compass 3	28	28.419			797
Compass 3 – Level 2	889	16.717			14,865
High Yield Variable Account —
Compass 2	958	$40.344				$38,656
Compass 3	21	29.556				607
Compass 3 – Level 2	579	15.890				9,196
Money Market Variable Account —
Compass 2	887	$21.676					$19,231
Compass 3	64	17.704					1,131
Compass 3 – Level 2	1,871	13.330					24,946
Total Return Variable Account —
Compass 2	948	$52.709						$49,944
Compass 3	107	51.169						5,495
Compass 3 – Level 2	4,116	24.850						102,279

Net assets applicable to owners of deferred contracts			193,368	8,009	67,421	48,459	45,308	157,718
Reserve for variable annuities —
Compass 2 Contracts			2,672	18	1,530	911	299	1,278
Compass 3 Contracts			1	1	—	1	1	2
Compass 3 – Level 2 Contracts			288	54	44	43	81	491

Net assets			$196,329	$8,082	$68,995	$49,414	$45,689	$159,489

See notes to financial statements.

Statements of Operations — Year Ended December 31, 2007

(000 Omitted)

	Capital Appreciation Variable Account	Global Governments Variable Account	Government Securities Variable Account	High Yield Variable Account	Money Market Variable Account	Total Return Variable Account
Net Investment income (loss):
Income —
Interest	$193	$350	$3,835	$4,454	$2,469	$3,845
Dividends	2,338	—	—	25	—	2,068
Foreign taxes withheld	(41)	—	—	—	—	(18)

Total investment income	$2,490	$350	$3,835	$4,479	$2,469	$5,895

Expenses —
Mortality and expense risk charges	$2,617	$108	$921	$697	$591	$2,156
Management fee	1,553	65	402	414	234	1,308
Boards of Managers fees	20	1	7	5	4	17
Distribution fee	6	1	1	1	2	10
Administrative fee	54	10	19	14	12	46
Custodian fee	48	39	28	12	13	53
Printing	29	11	17	16	28	21
Auditing fees	35	45	41	46	22	48
Legal fees	6	6	6	6	6	6
Miscellaneous	19	6	9	10	9	22

Total expenses	$4,387	$292	$1,451	$1,221	$921	$3,687
Fees paid indirectly	(1)	0 *	(1)	(4)	0 *	(2)
Reduction of expenses by investment adviser	(28)	(74)	—	(28)	—	(28)

Net expenses	$4,358	$218	$1,450	$1,189	$921	$3,657

Net investment income (loss)	$(1,868)	$132	$2,385	$3,290	$1,548	$2,238

Realized and unrealized gain (loss) on investments:
Realized gain (loss) (identified cost basis) —
Investment transactions	$19,822	$450	$578	$253	$(5)	$11,872
Futures contracts	—	(7)	124	—	—	—
Swap transactions	—	—	—	32	—	—
Foreign currency transactions	0 *	2	—	—	—	(3)

Net realized gain (loss) on investments and foreign currency transactions	$19,822	$445	$702	$285	$(5)	$11,869

Change in unrealized appreciation (depreciation) —
Investments	$1,265	$19	$899	$(3,098)	$—	$(9,247)
Futures contracts	—	—	(9)	—	—	—
Swap transactions	—	—	—	(76)	—	—
Translation of assets and liabilities in foreign currencies	2	10	—	—	—	1
Unfunded loan commitments	—	—	—	(0)*	—	—

Net unrealized gain (loss) on investments and foreign currency translation	$1,267	$29	$890	$(3,174)	$—	$(9,246)

Net realized and unrealized gain (loss) on investments and foreign currency	$21,089	$474	$1,592	$(2,889)	$(5)	$2,623

Change in net assets from operations	$19,221	$606	$3,977	$401	$1,543	$4,861

*	Amount was less than $500.

See notes to financial statements.

Statements of Changes in Net Assets

(000 Omitted)

	Capital Appreciation Variable Account		Global Governments Variable Account		Government Securities Variable Account
	Year Ended 12/31		Year Ended 12/31		Year Ended 12/31
	2007	2006	2007	2006	2007	2006
Change in net assets:
From operations:
Net investment income (loss)	$(1,868)	$(2,616)	$132	$140	$2,385	$2,792
Net realized gain (loss) on investments and foreign currency transactions	19,822	3,539	445	(100)	702	(433)
Net unrealized gain (loss) on investments and foreign currency translation	1,267	9,410	29	282	890	(392)

Change in net assets from operations	$19,221	$10,333	$606	$322	$3,977	$1,967

Participant transactions:
Accumulation activity:
Purchase payments received	$3,083	$4,393	$182	$279	$888	$1,459
Net transfers between variable and fixed accumulation accounts	(6,076)	(6,547)	(63)	(22)	(2,041)	(1,158)
Withdrawals, surrenders, annuitizations, and contract charges	(37,910)	(48,533)	(1,776)	(1,676)	(12,438)	(16,396)

Net accumulation activity	$(40,903)	$(50,687)	$(1,657)	$(1,419)	$(13,591)	$(16,095)

Annuitization activity:
Annuitizations	$139	$293	$17	$—	$240	$309
Annuity payments and contract charges	(409)	(449)	(6)	(7)	(252)	(234)
Net transfers among accounts for annuity reserves	(168)	—	—	—	—	—
Adjustments to annuity reserves	41	(39)	(5)	5	26	(24)

Net annuitization activity	$(397)	$(195)	$6	$(2)	$14	$51

Change in net assets from participations transactions	$(41,300)	$(50,882)	$(1,651)	$(1,421)	$(13,577)	$(16,044)

Total change in net assets	$(22,079)	$(40,549)	$(1,045)	$(1,099)	$(9,600)	$(14,077)
Net assets:
At beginning of period	218,408	258,957	9,127	10,226	78,595	92,672

At end of period	$196,329	$218,408	$8,082	$9,127	$68,995	$78,595

See notes to financial statements.

Statements of Changes in Net Assets — continued

(000 Omitted)

	High Yield Variable Account		Money Market Variable Account		Total Return Variable Account
	Year Ended 12/31		Year Ended 12/31		Year Ended 12/31
	2007	2006	2007	2006	2007	2006
Change in net assets:
From operations:
Net investment income	$3,290	$3,577	$1,548	$1,655	$2,238	$2,660
Net realized gain (loss) on investments and foreign currency transactions	285	(1,046)	(5)	—	11,869	10,962
Net unrealized gain (loss) on investments and foreign currency translation	(3,174)	2,730	—	—	(9,246)	4,841

Change in net assets from operations	$401	$5,261	$1,543	$1,655	$4,861	$18,463

Participant transactions:
Accumulation activity:
Purchase payments received	$702	$761	$1,063	$1,321	$3,595	$4,300
Net transfers between variable and fixed accumulation accounts	(2,554)	(749)	6,899	(342)	1,562	2,227
Withdrawals, surrenders, annuitizations, and contract charges	(8,241)	(10,582)	(11,300)	(11,845)	(32,427)	(36,753)

Net accumulation activity	$(10,093)	$(10,570)	$(3,338)	$(10,866)	$(27,270)	$(30,226)

Annuitization activity:
Annuitizations	$30	$69	$(68)	$15	$18	$35
Annuity payments and contract charges	(156)	(172)	(118)	(161)	(315)	(341)
Net transfers among accounts for annuity reserves	—	—	0 *	—	168	—
Adjustments to annuity reserves	(42)	30	79	(75)	(6)	6

Net annuitization activity	$(168)	$(73)	$(107)	$(221)	$(135)	$(300)

Change in net assets from participations transactions	$(10,261)	$(10,643)	$(3,445)	$(11,087)	$(27,405)	$(30,526)

Total change in net assets	$(9,860)	$(5,382)	$(1,902)	$(9,432)	$(22,544)	$(12,063)
Net assets:
At beginning of period	59,274	64,656	47,591	57,023	182,033	194,096

At end of period	$49,414	$59,274	$45,689	$47,591	$159,489	$182,033

*	Amount was less than $500.

See notes to financial statements.

Financial Highlights

The financial highlights table is intended to help you understand the variable account’s financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period.

	Capital Appreciation Variable Account
	Compass 2
	Years Ended 12/31
	2007	2006	2005	2004	2003
Per unit data: (d)
Net asset value — beginning of period	$58.101	$55.446	$55.625	$50.814	$39.859

Investment income	$0.751	$0.560	$0.580	$0.744	$0.402
Expenses	(1.319)	(1.198)	(1.179)	(1.109)	(0.951)

Net investment loss	$(0.568)	$(0.638)	$(0.599)	$(0.365)	$(0.549)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.136	3.293	0.420	5.176	11.504

Change in unit value	$5.568	$2.655	$(0.179)	$4.811	$10.955

Unit value:
Net asset value — end of period	$63.669	$58.101	$55.446	$55.625	$50.814

Total Return (%) (k)(s)	9.58	4.79	(0.32)	9.47 (b)	27.48 (j)
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.15	2.15	2.16	2.14	2.12
Expenses after expense reductions (f)	2.14	N/A	N/A	N/A	N/A
Net investment loss	(0.91)	(1.11)	(1.08)	(0.70)	(1.20)
Portfolio turnover (%)	63	61	130	65	104
Number of units outstanding at end of period (000 Omitted)	1,980	2,419	3,018	3,544	4,040

	Capital Appreciation Variable Account
	Compass 3
	Years Ended 12/31
	2007	2006	2005	2004	2003
Per unit data: (d)
Net asset value — beginning of period	$38.235	$36.524	$36.678	$33.539	$26.334

Investment income	$0.490	$0.355	$0.370	$0.458	$0.260
Expenses	(0.903)	(0.807)	(0.795)	(0.753)	(0.648)

Net investment loss	$(0.413)	$(0.452)	$(0.425)	$(0.295)	$(0.388)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.036	2.163	0.271	3.434	7.593

Change in unit value	$3.623	$1.711	$(0.154)	$3.139	$7.205

Unit value:
Net asset value — end of period	$41.858	$38.235	$36.524	$36.678	$33.539

Total Return (%) (k)(s)	9.48	4.69	(0.42)	9.36 (b)	27.36 (j)
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.25	2.25	2.26	2.24	2.22
Expenses after expense reductions (f)	2.24	N/A	N/A	N/A	N/A
Net investment loss	(1.04)	(1.30)	(1.20)	(0.87)	(1.31)
Portfolio turnover (%)	63	61	130	65	104
Number of units outstanding at end of period (000 Omitted)	73	128	237	413	621

Financial Highlights — continued

	Capital Appreciation Variable Account
	Compass 3 – Level 2
	Years Ended 12/31
	2007	2006	2005	2004	2003
Per unit data: (d)
Net asset value — beginning of period	$15.963	$15.226	$15.267	$13.940	$10.929

Investment income	$0.203	$0.152	$0.158	$0.205	$0.109
Expenses	(0.352)	(0.320)	(0.316)	(0.297)	(0.254)

Net investment loss	$(0.149)	$(0.168)	$(0.158)	$(0.092)	$(0.145)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.687	0.905	0.117	1.419	3.156

Change in unit value	$1.538	$0.737	$(0.041)	$1.327	$3.011

Unit value:
Net asset value — end of period	$17.501	$15.963	$15.226	$15.267	$13.940

Total Return (%) (k)(s)	9.64	4.84	(0.27)	9.52 (b)	27.55 (j)
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.10	2.10	2.11	2.09	2.07
Expenses after expense reductions (f)	2.09	N/A	N/A	N/A	N/A
Net investment loss	(0.88)	(1.13)	(1.05)	(0.65)	(1.17)
Portfolio turnover (%)	63	61	130	65	104
Number of units outstanding at end of period (000 Omitted)	3,671	4,378	5,248	5,798	6,086

(b)	The variable account’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.039, $0.026, and $0.010 per unit for Compass 2, Compass 3, and Compass 3 – Level 2, respectively, based on units outstanding on the day the proceeds were recorded.
(d)	Per unit data are based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	The variable account’s net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.900, $0.594, and $0.247 per unit for Compass 2, Compass 3, and Compass 3 – Level 2, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per unit, the Compass 2, Compass 3, and Compass 3 – Level 2 total return per unit value for the year ended December 31, 2003 would have been lower by approximately 2.24%, 2.24%, and 2.25%, respectively.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s)	From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

Financial Highlights — continued

The financial highlights table is intended to help you understand the variable account’s financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period.

	Global Governments Variable Account
	Compass 2
	Years Ended 12/31
	2007	2006	2005	2004	2003
Per unit data: (d)
Net asset value — beginning of period	$25.732	$24.865	$27.240	$25.169	$22.125

Investment income	$1.052	$1.003	$0.925	$0.872	$0.877
Expenses	(0.653)	(0.629)	(0.651)	(0.633)	(0.584)

Net investment income	$0.399	$0.374	$0.274	$0.239	$0.293
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.491	0.493	(2.649)	1.832	2.751

Change in unit value	$1.890	$0.867	$(2.375)	$2.071	$3.044

Unit value:
Net asset value — end of period	$27.622	$25.732	$24.865	$27.240	$25.169

Total Return (%) (k)(r)	7.34	3.49	(8.72)	8.23	13.76
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	3.35	3.39	2.95	2.67	2.47
Expenses after expense reductions (f)	2.50	2.50	2.50	2.50	N/A
Net investment income	1.52	1.48	1.04	0.94	1.23
Portfolio turnover (%)	141	118	144	128	130
Number of units outstanding at end of period (000 Omitted)	85	104	116	128	161

	Global Governments Variable Account
	Compass 3
	Years Ended 12/31
	2007	2006	2005	2004	2003
Per unit data: (d)
Net asset value — beginning of period	$25.017	$24.209	$26.561	$24.578	$21.638

Investment income	$1.044	$1.025	$0.949	$0.883	$0.869
Expenses	(0.678)	(0.659)	(0.688)	(0.662)	(0.600)

Net investment income	$0.366	$0.366	$0.261	$0.221	$0.269
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.431	0.442	(2.613)	1.762	2.671

Change in unit value	$1.797	$0.808	$(2.352)	$1.983	$2.940

Unit value:
Net asset value — end of period	$26.814	$25.017	$24.209	$26.561	$24.578

Total Return (%) (k)(r)	7.18	3.34	(8.85)	8.07	13.59
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	3.50	3.54	3.10	2.82	2.62
Expenses after expense reductions (f)	2.65	2.65	2.65	2.65	N/A
Net investment income	1.44	1.41	0.97	0.85	1.15
Portfolio turnover (%)	141	118	144	128	130
Number of units outstanding at end of period (000 Omitted)	15	18	26	28	41

Financial Highlights — continued

	Global Governments Variable Account
	Compass 3 — Level 2
	Years Ended 12/31
	2007	2006	2005	2004	2003
Per unit data: (d)
Net asset value — beginning of period	$14.718	$14.221	$15.580	$14.396	$12.655

Investment income	$0.608	$0.574	$0.526	$0.497	$0.494
Expenses	(0.377)	(0.361)	(0.371)	(0.361)	(0.331)

Net investment income	$0.231	$0.213	$0.155	$0.136	$0.163
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.849	0.284	(1.514)	1.048	1.578

Change in unit value	$1.080	$0.497	$(1.359)	$1.184	$1.741

Unit value:
Net asset value — end of period	$15.798	$14.718	$14.221	$15.580	$14.396

Total Return (%) (k)(r)	7.34	3.49	(8.72)	8.23	13.76
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	3.35	3.39	2.95	2.67	2.47
Expenses after expense reductions (f)	2.50	2.50	2.50	2.50	N/A
Net investment income	1.53	1.47	1.04	0.94	1.21
Portfolio turnover (%)	141	118	144	128	130
Number of units outstanding at end of period (000 Omitted)	332	403	468	500	559

(d)	Per unit data are based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.

See notes to financial statements.

Financial Highlights — continued

The financial highlights table is intended to help you understand the variable account’s financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period.

	Government Securities Variable Account
	Compass 2
	Years Ended 12/31
	2007	2006	2005	2004	2003
Per unit data: (d)
Net asset value — beginning of period	$38.619	$37.679	$37.338	$36.470	$36.124

Investment income	$2.117	$2.024	$1.936	$1.834	$1.482
Expenses	(0.802)	(0.757)	(0.752)	(0.726)	(0.711)

Net investment income	$1.315	$1.267	$1.184	$1.108	$0.771
Net realized and unrealized gain (loss) on investments	0.870	(0.327)	(0.843)	(0.240)	(0.425)

Change in unit value	$2.185	$0.940	$0.341	$0.868	$0.346

Unit value:
Net asset value — end of period	$40.804	$38.619	$37.679	$37.338	$36.470

Total Return (%) (k)	5.66	2.50	0.91	2.38	0.96
Ratios (%) (to average net assets):
Expenses (f)	2.02	2.01	2.01	1.97	1.95
Net investment income	3.26	3.28	3.09	2.96	2.08
Portfolio turnover (%)	35	17	69	89	138
Number of units outstanding at end of period (000 Omitted)	1,269	1,538	1,852	2,125	2,447

	Government Securities Variable Account
	Compass 3
	Years Ended 12/31
	2007	2006	2005	2004	2003
Per unit data: (d)
Net asset value — beginning of period	$26.924	$26.295	$26.082	$25.501	$25.284

Investment income	$1.470	$1.352	$1.316	$1.244	$1.045
Expenses	(0.583)	(0.538)	(0.543)	(0.525)	(0.514)

Net investment income	$0.887	$0.814	$0.773	$0.719	$0.531
Net realized and unrealized gain (loss) on investments	0.608	(0.185)	(0.560)	(0.138)	(0.314)

Change in unit value	$1.495	$0.629	$0.213	$0.581	$0.217

Unit value:
Net asset value — end of period	$28.419	$26.924	$26.295	$26.082	$25.501

Total Return (%) (k)	5.55	2.40	0.82	2.28	0.86
Ratios (%) (to average net assets):
Expenses (f)	2.12	2.11	2.11	2.07	2.05
Net investment income	3.25	3.15	2.96	2.82	2.08
Portfolio turnover (%)	35	17	69	89	138
Number of units outstanding at end of period (000 Omitted)	28	40	69	100	147

Financial Highlights — continued

	Government Securities Variable Account
	Compass 3 — Level 2
	Years Ended 12/31
	2007	2006	2005	2004	2003
Per unit data: (d)
Net asset value — beginning of period	$15.814	$15.421	$15.274	$14.912	$14.763

Investment income	$0.848	$0.813	$0.781	$0.742	$0.597
Expenses	(0.318)	(0.300)	(0.299)	(0.289)	(0.282)

Net investment income	$0.530	$0.513	$0.482	$0.453	$0.315
Net realized and unrealized gain (loss) on investments	0.373	(0.120)	(0.335)	(0.091)	(0.166)

Change in unit value	$0.903	$0.393	$0.147	$0.362	$0.149

Unit value:
Net asset value — end of period	$16.717	$15.814	$15.421	$15.274	$14.912

Total Return (%) (k)	5.71	2.55	0.96	2.43	1.01
Ratios (%) (to average net assets):
Expenses (f)	1.97	1.96	1.96	1.92	1.90
Net investment income	3.29	3.30	3.12	2.99	2.10
Portfolio turnover (%)	35	17	69	89	138
Number of units outstanding at end of period (000 Omitted)	889	1,054	1,280	1,377	1,562

(d)	Per unit data are based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

See notes to financial statements.

Financial Highlights — continued

The financial highlights table is intended to help you understand the variable account’s financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period.

	High Yield Variable Account
	Compass 2
	Years Ended 12/31
	2007	2006	2005	2004	2003
Per unit data: (d)
Net asset value — beginning of period	$40.172	$36.840	$36.669	$34.056	$28.505

Investment income	$3.391	$3.121	$2.959	$2.857	$2.769
Expenses	(0.901)	(0.847)	(0.820)	(0.770)	(0.689)

Net investment income	$2.490	$2.274	$2.139	$2.087	$2.080
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.318)	1.058	(1.968)	0.526	3.471

Change in unit value	$0.172	$3.332	$0.171	$2.613	$5.551

Unit value:
Net asset value — end of period	$40.344	$40.172	$36.840	$36.669	$34.056

Total Return (%) (k)(r)(s)	0.43	9.04	0.47	7.67	19.47
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.25	2.32	2.28 (o)	2.21	2.20
Expenses after expense reductions (f)	2.20	2.22	2.25	N/A	N/A
Net investment income	5.96	5.84	5.76	5.91	6.53
Portfolio turnover (%)	66	88	53	81	164
Number of units outstanding at end of period (000 Omitted)	958	1,119	1,323	1,601	1,827

	High Yield Variable Account
	Compass 3
	Years Ended 12/31
	2007	2006	2005	2004	2003
Per unit data: (d)
Net asset value — beginning of period	$29.459	$27.043	$26.943	$25.048	$20.986

Investment income	$2.445	$2.212	$2.118	$2.021	$1.964
Expenses	(0.681)	(0.635)	(0.620)	(0.576)	(0.514)

Net investment income	$1.764	$1.577	$1.498	$1.445	$1.450
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.667)	0.839	(1.398)	0.450	2.612

Change in unit value	$0.097	$2.416	$0.100	$1.895	$4.062

Unit value:
Net asset value — end of period	$29.556	$29.459	$27.043	$26.943	$25.048

Total Return (%) (k)(r)(s)	0.33	8.94	0.37	7.57	19.35
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.35	2.42	2.38 (o)	2.31	2.30
Expenses after expense reductions (f)	2.30	2.32	2.35	N/A	N/A
Net investment income	5.93	5.71	5.64	5.75	6.41
Portfolio turnover (%)	66	88	53	81	164
Number of units outstanding at end of period (000 Omitted)	21	34	47	67	115

Financial Highlights — continued

	High Yield Variable Account
	Compass 3 – Level 2
	Years Ended 12/31
	2007	2006	2005	2004	2003
Per unit data: (d)
Net asset value — beginning of period	$15.814	$14.495	$14.421	$13.386	$11.199

Investment income	$1.310	$1.202	$1.142	$1.019	$1.161
Expenses	(0.344)	(0.323)	(0.312)	(0.275)	(0.286)

Net investment income	$0.966	$0.879	$0.830	$0.744	$0.875
Net realized and unrealized gain (loss) on investments and foreign currency	(0.890)	0.440	(0.756)	0.291	1.312

Change in unit value	$0.076	$1.319	$0.074	$1.035	$2.187

Unit value:
Net asset value — end of period	$15.890	$15.814	$14.495	$14.421	$13.386

Total Return (%) (k)(r)(s)	0.48	9.10	0.52	7.73	19.53
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.20	2.27	2.23 (o)	2.16	2.15
Expenses after expense reductions (f)	2.15	2.17	2.20	N/A	N/A
Net investment income	5.98	5.86	5.81	5.77	6.57
Portfolio turnover (%)	66	88	53	81	164
Number of units outstanding at end of period (000 Omitted)	579	774	937	971	2,631

(d)	Per unit data are based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(o)	Due to a revision, the ratios of expenses before expense reductions for the year ended December 31, 2005 not previously reported, were 2.28%, 2.38% and 2.23% for Compass 2, Compass 3, and Compass 3 – Level 2, respectively. There was no impact to net assets or the expenses charged to the shareholder.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

Financial Highlights — continued

The financial highlights table is intended to help you understand the variable account’s financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period.

	Money Market Variable Account
	Compass 2
	Years Ended 12/31
	2007		2006	2005		2004	2003
Per unit data: (d)
Net asset value — beginning of period	$20.979		$20.331	$20.073		$20.188	$20.322

Investment income	$1.145		$1.051	$0.661		$0.281	$0.247
Expenses	(0.431)		(0.403)	(0.403)		(0.396)	(0.381)

Net investment income (loss)	$0.714		$0.648	$0.258		$(0.115)	$(0.134)
Net realized and unrealized gain (loss) on investments	(0.017	)(g)	—	(0.000	)(w)	—	—

Change in unit value	$0.697		$0.648	$0.258		$(0.115)	$(0.134)

Unit value:
Net asset value — end of period	$21.676		$20.979	$20.331		$20.073	$20.188

Total Return (%) (k)	3.32		3.19	1.29		(0.57)	(0.66)
Ratios (%) (to average net assets):
Expenses (f)	2.00		1.95	1.99		1.96	1.87
Net investment income (loss)	3.29		3.15	1.38		(0.56)	(0.63)
Number of units outstanding at end of period (000 Omitted)	887		928	1,128		1,009	1,172

	Money Market Variable Account
	Compass 3
	Years Ended 12/31
	2007		2006	2005		2004	2003
Per unit data: (d)
Net asset value — beginning of period	$17.152		$16.638	$16.443		$16.553	$16.680

Investment income	$0.902		$0.852	$0.539		$0.229	$0.198
Expenses	(0.356)		(0.338)	(0.344)		(0.339)	(0.325)

Net investment income (loss)	$0.546		$0.514	$0.195		$(0.110)	$(0.127)
Net realized and unrealized gain (loss) on investments	0.006	(g)	—	(0.000	)(w)	—	—

Change in unit value	$0.552		$0.514	$0.195		$(0.110)	$(0.127)

Unit value:
Net asset value — end of period	$17.704		$17.152	$16.638		$16.443	$16.553

Total Return (%) (k)	3.22		3.09	1.19		(0.67)	(0.76)
Ratios (%) (to average net assets):
Expenses (f)	2.10		2.05	2.09		2.06	1.97
Net investment income (loss)	3.20		3.00	1.42		(0.71)	(0.74)
Number of units outstanding at end of period (000 Omitted)	64		131	218		97	155

Financial Highlights — continued

	Money Market Variable Account
	Compass 3 — Level 2
	Years Ended 12/31
	2007		2006	2005		2004	2003
Per unit data: (d)
Net asset value — beginning of period	$12.895		$12.491	$12.326		$12.390	$12.466

Investment income	$0.695		$0.644	$0.405		$0.181	$0.131
Expenses	(0.257)		(0.240)	(0.240)		(0.245)	(0.207)

Net investment income (loss)	$0.438		$0.404	$0.165		$(0.064)	$(0.076)
Net realized and unrealized gain (loss) on investments	(0.003	)(g)	—	(0.000	)(w)	—	—

Change in unit value	$0.435		$0.404	$0.165		$(0.064)	$(0.076)

Unit value:
Net asset value — end of period	$13.330		$12.895	$12.491		$12.326	$12.390

Total Return (%) (k)	3.38		3.24	1.34		(0.52)	(0.61)
Ratios (%) (to average net assets):
Expenses (f)	1.95		1.90	1.94		1.91	1.82
Net investment income (loss)	3.32		3.18	1.39		(0.48)	(0.61)
Number of units outstanding at end of period (000 Omitted)	1,871		1,969	2,384		2,259	896

(d)	Per unit data are based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of variable account units and the per unit amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(w)	Per unit amount was less than $0.01.

See notes to financial statements.

Financial Highlights — continued

The financial highlights table is intended to help you understand the variable account’s financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period.

	Total Return Variable Account
	Compass 2
	Years Ended 12/31
	2007	2006	2005	2004		2003
Per unit data: (d)
Net asset value — beginning of period	$51.373	$46.459	$45.729	$41.571		$35.950

Investment income	$1.832	$1.749	$1.521	$1.450		$1.237
Expenses	(1.126)	(1.033)	(0.970)	(0.905)		(0.800)

Net investment income	$0.706	$0.716	$0.551	$0.545		$0.437
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.630	4.198	0.179	3.613		5.184

Change in unit value	$1.336	$4.914	$0.730	$4.158		$5.621

Unit value:
Net asset value — end of period	$52.709	$51.373	$46.459	$45.729		$41.571

Total Return (%) (k)(r)(s)	2.60	10.58	1.60	10.00	(b)	15.64
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.12	2.14	2.12	2.11		2.10
Expenses after expense reductions (f)	2.11	N/A	N/A	N/A		N/A
Net investment income	1.30	1.46	1.18	1.25		1.13
Portfolio turnover (%)	54	45	49	64		62
Number of units outstanding at end of period (000 Omitted)	948	1,156	1,349	1,511		1,688

	Total Return Variable Account
	Compass 3
	Years Ended 12/31
	2007	2006	2005	2004		2003
Per unit data: (d)
Net asset value — beginning of period	$49.947	$45.236	$44.592	$40.597		$35.160

Investment income	$1.770	$1.645	$1.450	$1.375		$1.200
Expenses	(1.165)	(1.051)	(1.019)	(0.929)		(0.823)

Net investment income	$0.605	$0.594	$0.431	$0.446		$0.377
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.617	4.117	0.213	3.549		5.060

Change in unit value	$1.222	$4.711	$0.644	$3.995		$5.437

Unit value:
Net asset value — end of period	$51.169	$49.947	$45.236	$44.592		$40.597

Total Return (%) (k)(r)(s)	2.45	10.42	1.45	9.84	(b)	15.46
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.27	2.29	2.27	2.26		2.25
Expenses after expense reductions (f)	2.26	N/A	N/A	N/A		N/A
Net investment income	1.18	1.28	0.97	1.07		1.01
Portfolio turnover (%)	54	45	49	64		62
Number of units outstanding at end of period (000 Omitted)	107	142	217	315		453

Financial Highlights — continued

	Total Return Variable Account
	Compass 3 – Level 2
	Years Ended 12/31
	2007	2006	2005	2004		2003
Per unit data: (d)
Net asset value — beginning of period	$24.220	$21.903	$21.559	$19.599		$16.949

Investment income	$0.849	$0.812	$0.710	$0.676		$0.575
Expenses	(0.527)	(0.484)	(0.457)	(0.425)		(0.376)

Net investment income	$0.322	$0.328	$0.253	$0.251		$0.199
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.308	1.989	0.091	1.709		2.451

Change in unit value	$0.630	$2.317	$0.344	$1.960		$2.650

Unit value:
Net asset value — end of period	$24.850	$24.220	$21.903	$21.559		$19.599

Total Return (%) (k)(r)(s)	2.60	10.58	1.60	10.00	(b)	15.64
Ratios (%) (to average net assets):
Expenses before expense reductions (f)	2.12	2.14	2.12	2.11		2.10
Expenses after expense reductions (f)	2.11	N/A	N/A	N/A		N/A
Net investment income	1.28	1.44	1.17	1.24		1.11
Portfolio turnover (%)	54	45	49	64		62
Number of units outstanding at end of period (000 Omitted)	4,116	4,695	5,462	5,646		5,946

(b)	The variable account’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d)	Per unit data are based on the average number of units outstanding during each year.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

Notes to Financial Statements

(1)	Business and Organization

Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. The variable accounts operate as open-end management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The High Yield Variable Account can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The Capital Appreciation Variable Account, Global Governments Variable Account, High Yield Variable Account and Total Return Variable Account can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund’s use of amortized cost is subject to the fund’s compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Managers has delegated primary responsibility for determining or causing to be determined the value of the variable accounts’ investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Managers. Under the variable accounts’ valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the variable accounts’ net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the variable accounts’ net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the variable accounts’ foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same

Notes to Financial Statements — continued

or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the variable accounts’ net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the variable accounts’ net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the variable accounts, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the variable accounts’ financial statements.

Repurchase Agreements – Each variable account may enter into repurchase agreements with institutions that the variable accounts’ investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The variable accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the variable account to obtain those securities in the event of a default under the repurchase agreement. The variable accounts monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the variable accounts under each such repurchase agreement. The variable accounts and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – Certain variable accounts invest in inflation-adjusted debt securities issued by the U.S. Treasury. The variable accounts may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – Certain variable accounts may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the variable accounts use derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include purchased options, futures contracts, and forward foreign currency exchange contracts for the Global Governments Variable Account, futures contracts for the Government Securities Variable Account and swap agreements for the High Yield Variable Account.

Purchased Options – Certain variable accounts may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the variable account’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Futures Contracts – Certain variable accounts may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the variable accounts are required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the variable account each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the variable accounts. Upon entering into such contracts, the variable accounts bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the variable accounts may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – Certain variable accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The variable accounts may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the variable accounts may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The

Notes to Financial Statements — continued

variable accounts may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the variable accounts may enter into contracts with the intent of changing the relative exposure of the variable accounts portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements – Certain variable accounts may enter into swap agreements. A swap is an exchange of cash payments between the variable accounts and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the variable accounts custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the variable accounts with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The High Yield Variable Account holds a credit default swap in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The variable accounts may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

Loans and Other Direct Debt Instruments – Certain variable accounts may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the variable account to supply additional cash to the borrower on demand. At December 31, 2007, the High Yield Variable Account had unfunded loan commitments of $18,188, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the variable account. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under each variable account’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the variable account. Additionally, in the normal course of business, each variable account enters into agreements with service providers that may contain indemnification clauses. Each variable account’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the variable account that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. For the Money Market Variable Account all premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively. For all other variable accounts, all premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Certain variable accounts earn certain fees in connection with their floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the variable account is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The variable accounts may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the variable accounts or in unrealized gain/loss if the security is still held by the variable accounts. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The variable accounts custody fees may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable accounts. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Federal Income Taxes – The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country’s tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

Notes to Financial Statements — continued

(3)	Contract Charges

The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 — Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract’s accumulation account and paid to the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4)	Annuity Reserves

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates between February 1, 1987 and December 31, 1998 have been calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 1999 have been calculated using the Annuity Mortality 2000 table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5)	Transactions with Affiliates

Each variable account has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the variable accounts. The management fee is computed daily and paid monthly at the following annual rates based on a percentage of each variable account’s average daily net assets:

	Annual Rate of Management Fee Based on Average Daily Net Assets Not Exceeding $300 Million		Annual Rate of Management Fee Based on Average Daily Net Assets In Excess of $300 Million		Effective Management Fees
Capital Appreciation Variable Account	0.75%		0.675%		0.75%
Global Governments Variable Account	0.75%		0.675%		0.75%
Government Securities Variable Account	0.55%		0.495%		0.55%
High Yield Variable Account	0.75	%(a)	0.675%		0.70%
Money Market Variable Account	0.50	%(b)	0.50	%(b)	0.50%
Total Return Variable Account	0.75%		0.675%		0.75%

(a)	The investment adviser had agreed to reduce its management fee to 0.70% for the first $300 million of average daily net assets. This written agreement will continue through August 31, 2008, unless changed or rescinded by the variable account’s Board of Managers. This management fee reduction amounted to $27,575, which is shown as a reduction of total expenses in the Statement of Operations.
(b)	The investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $500 million. This written agreement may be rescinded only upon consent of the variable account’s Board of Managers. For the year ended December 31, 2007, the Money Market Variable Account’s average daily net assets did not exceed $500 million, and therefore, the management fee was not reduced.

The investment adviser has agreed in writing to pay each variable account’s operating expenses, exclusive of certain expenses and charges, such that total annual operating expenses do not exceed 1.25% annually of each variable account’s average daily net assets. These agreements are contained in the investment advisory agreement between MFS and the variable accounts and may not be rescinded without shareholder approval. For the year ended December 31, 2007, this reduction amounted to $73,812 for the Global Governments Variable Account and is reflected as a reduction of total expenses in the Statement of Operations. Each of the other variable accounts did not exceed the limit and therefore, the investment adviser did not pay any portion of the variable accounts’ expenses. In addition, the investment adviser has agreed in writing to pay the High Yield Variable Account’s total annual operating expenses, exclusive of certain expenses and charges, such that total annual operating expenses do not exceed 0.90% annually of the High Yield Variable Account’s average daily net assets. This written agreement will continue through August 31, 2008 unless changed or rescinded by the variable account’s Board of Managers. The High Yield Variable Account did not exceed the limit and therefore, the investment adviser did not pay any portion of the variable account’s expenses.

Notes to Financial Statements — continued

Effective September 1, 2007, the investment adviser has agreed in writing to pay the Capital Appreciation Variable Account’s and Total Return Variable Account’s total annual operating expenses, exclusive of certain expenses and charges, such that total annual operating expenses do not exceed 0.82% and 0.85%, respectively, annually of the variable account’s average daily net assets. These written agreements will continue through August 31, 2008 unless changed or rescinded by the variable accounts’ Board of Managers. For the year ended December 31, 2007, this reduction amounted to $28,483 and $28,332, for the Capital Appreciation Variable Account and Total Return Variable Account, respectively.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each variable account. Under an administrative services agreement, each variable account partially reimburses MFS the costs incurred to provide these services. Each variable account is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2007, was equivalent to the following annual effective rate of the variable accounts’ average daily net assets:

	Capital Appreciation Variable Account	Global Governments Variable Account	Government Securities Variable Account	High Yield Variable Account	Money Market Variable Account	Total Return Variable Account
Percent of average daily net assets	0.0263%	0.1150%	0.0255%	0.0253%	0.0258%	0.0262%

Managers’ and Officers’ Compensation – Each variable account pays compensation to managers in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. Each variable account does not pay compensation directly to officers who are affiliated with the Investment Adviser or the Sponsor. Certain officers of the variable accounts are officers or directors of MFS, MFD, (MFS Fund Distributors, Inc.), and MFSC ( MFS Service Center, Inc.).

Other – These variable accounts and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fees paid to Tarantino LLC were as follows:

Capital Appreciation Variable Account	$1,002
Global Governments Variable Account	42
Government Securities Variable Account	348
High Yield Variable Account	267
Money Market Variable Account	223
Total Return Variable Account	846

(6)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows:

	Purchases	Sales
Capital Appreciation Variable Account	$127,156,238	$170,234,197
Global Governments Variable Account	8,578,078	9,862,812
Government Securities Variable	1,320,720	4,032,461
High Yield Variable Account	35,267,304	42,696,618
Total Return Variable Account	77,332,576	101,671,253

Purchases and sales of investments for the Money Market Variable Account, exclusive of securities subject to repurchase agreements, aggregated $733,719,714 and $742,283,689 respectively.

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
Global Governments Variable Account	$2,427,131	$2,668,126
Government Securities Variable Account	23,326,940	31,779,966
Total Return Variable Account	15,532,051	16,255,615

Notes to Financial Statements — continued

(7)	Participant Transactions

The changes in net assets from changes in numbers of outstanding units were as follows:

	Year Ended December 31, 2007 (000 Omitted)
	Purchase Payments Received		Transfers Between Variable Accounts and Fixed Accumulation Account		Withdrawals, Surrenders, Annuitizations, and Contract Charges		Net Accumulation Activity		Net Annuitization Activity	Net Increases (Decrease)
	Units	Dollars	Units	Dollars	Units	Dollars	Units	Dollars	Dollars	Dollars

Capital Appreciation Variable Account
Compass 2 Contracts	14	$843	(65)	$(3,891)	(388)	$(23,761)	(439)	$(26,809)	$(361)	$(27,170)
Compass 3 Contracts	12	478	(50)	(1,999)	(17)	(695)	(55)	$(2,216)	0 *	(2,216)
Compass 3 – Level 2 Contracts	105	1,762	(14)	(186)	(798)	(13,454)	(707)	(11,878)	(36)	(11,914)

		$3,083		$(6,076)		$(37,910)		$(40,903)	$(397)	$(41,300)

Global Governments Variable Account
Compass 2 Contracts	1	$34	(7)	$(170)	(13)	$(339)	(19)	$(475)	$(3)	$(478)
Compass 3 Contracts	2	62	(3)	(68)	(2)	(65)	(3)	(71)	0 *	(71)
Compass 3 – Level 2 Contracts	6	86	12	175	(89)	(1,372)	(71)	(1,111)	9	(1,102)

		$182		$(63)		$(1,776)		$(1,657)	$6	$(1,651)

Government Securities Variable Account
Compass 2 Contracts	10	$383	(36)	$(1,401)	(243)	$(9,579)	(269)	$(10,597)	$18	$(10,579)
Compass 3 Contracts	5	141	(8)	(234)	(9)	(244)	(12)	(337)	—	(337)
Compass 3 – Level 2 Contracts	23	364	(25)	(406)	(163)	(2,615)	(165)	(2,657)	(4)	(2,661)

		$888		$(2,041)		$(12,438)		$(13,591)	$14	$(13,577)

High Yield Variable Account
Compass 2 Contracts	7	$304	(21)	$(860)	(147)	$(5,999)	(161)	$(6,555)	$(162)	$(6,717)
Compass 3 Contracts	4	115	(10)	(311)	(7)	(192)	(13)	(388)	0 *	(388)
Compass 3 – Level 2 Contracts	18	283	(85)	(1,383)	(128)	(2,050)	(195)	(3,150)	(6)	(3,156)

		$702		$(2,554)		$(8,241)		$(10,093)	$(168)	$(10,261)

Money Market Variable Account
Compass 2 Contracts	8	$165	184	$3,917	(233)	$(4,971)	(41)	$(889)	$(66)	(955)
Compass 3 Contracts	11	190	(59)	(1,035)	(19)	(326)	(67)	(1,171)	(7)	(1,178)
Compass 3 – Level 2 Contracts	54	708	306	4,017	(458)	(6,003)	(98)	(1,278)	(34)	(1,312)

		$1,063		$6,899		$(11,300)		$(3,338)	$(107)	$(3,445)

Total Return Variable Account
Compass 2 Contracts	10	$543	18	$932	(236)	$(12,501)	(208)	$(11,026)	$(2)	$(11,028)
Compass 3 Contracts	14	733	(28)	(1,444)	(21)	(1,098)	(35)	(1,809)	0 *	(1,809)
Compass 3 – Level 2 Contracts	93	2,319	82	2,074	(754)	(18,828)	(579)	(14,435)	(133)	(14,568)

		$3,595		$1,562		$(32,427)		$(27,270)	$(135)	$(27,405)

* Amount less than $500

Notes to Financial Statements — continued

	Year Ended December 31, 2006 (000 Omitted)
	Purchase Payments Received		Transfers Between Variable Accounts and Fixed Accumulation Account		Withdrawals, Surrenders, Annuitizations, and Contract Charges		Net Accumulation Activity		Net Annuitization Activity	Net Increases (Decrease)
	Units	Dollars	Units	Dollars	Units	Dollars	Units	Dollars	Dollars	Dollars

Capital Appreciation Variable Account
Compass 2 Contracts	28	$1,602	(78)	$(4,354)	(549)	$(30,610)	(599)	$(33,362)	$(159)	$(33,521)
Compass 3 Contracts	20	756	(99)	(3,657)	(30)	(1,105)	(109)	(4,006)	0 *	(4,006)
Compass 3 – Level 2 Contracts	133	2,035	93	1,464	(1,096)	(16,818)	(870)	(13,319)	(36)	(13,355)

		$4,393		$(6,547)		$(48,533)		$(50,687)	$(195)	$(50,882)

Global Governments Variable Account
Compass 2 Contracts	2	$41	9	$229	(23)	$(568)	(12)	$(298)	$1	$(297)
Compass 3 Contracts	4	109	(7)	(177)	(5)	(127)	(8)	(195)	(38)	(233)
Compass 3 – Level 2 Contracts	8	129	(5)	(74)	(68)	(981)	(65)	(926)	35	(891)

		$279		$(22)		$(1,676)		$(1,419)	$(2)	$(1,421)

Government Securities Variable Account
Compass 2 Contracts	22	$834	(21)	$(771)	(315)	$(11,902)	(314)	$(11,839)	$51	$(11,788)
Compass 3 Contracts	8	204	(29)	(763)	(8)	(205)	(29)	(764)	—	(764)
Compass 3 – Level 2 Contracts	27	421	25	376	(278)	(4,289)	(226)	(3,492)	0 *	(3,492)

		$1,459		$(1,158)		$(16,396)		$(16,095)	$51	$(16,044)

High Yield Variable Account
Compass 2 Contracts	9	$332	(13)	$(465)	(200)	$(7,644)	(204)	$(7,777)	$(72)	$(7,849)
Compass 3 Contracts	6	163	(13)	(374)	(6)	(158)	(13)	(369)	0 *	(369)
Compass 3 – Level 2 Contracts	18	266	3	90	(184)	(2,780)	(163)	(2,424)	(1)	(2,425)

		$761		$(749)		$(10,582)		$(10,570)	$(73)	$(10,643)

Money Market Variable Account
Compass 2 Contracts	9	$188	2	$41	(211)	$(4,359)	(200)	$(4,130)	$(178)	$(4,308)
Compass 3 Contracts	21	356	(80)	(1,346)	(28)	(473)	(87)	(1,463)	(9)	(1,472)
Compass 3 – Level 2 Contracts	62	777	77	963	(554)	(7,013)	(415)	(5,273)	(34)	(5,307)

		$1,321		$(342)		$(11,845)		$(10,866)	$(221)	$(11,087)

Total Return Variable Account
Compass 2 Contracts	11	$492	27	$1,266	(231)	$(11,129)	(193)	$(9,371)	$(174)	$(9,545)
Compass 3 Contracts	24	1,119	(74)	(3,480)	(25)	(1,142)	(75)	(3,503)	(48)	(3,551)
Compass 3 – Level 2 Contracts	119	2,689	193	4,441	(1,079)	(24,482)	(767)	(17,352)	(78)	(17,430)

		$4,300		$2,227		$(36,753)		$(30,226)	$(300)	$(30,526)

*	Amount less than $500

Notes to Financial Statements — continued

(8)	Line of Credit

The variable accounts and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the variable accounts and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007 the variable accounts’ commitment fee and interest expense are included in miscellaneous expense on the Statement of Operations and were as follows:

	Commitment fee	Interest Expense
Capital Appreciation Variable Account	$913	$—
Global Governments Variable Account	39	—
Government Securities Variable Account	319	—
High Yield Variable Account	265	84
Money Market Variable Account	248	—
Total Return Variable Account	805	—

Report of Independent Registered Public Accounting Firm

To the Participants in and the Board of Managers of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account and the Board of Directors of Sun Life Insurance Company of Canada:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (the “Variable Accounts”) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Variable Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Variable Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Accounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2008

Compass Variable Accounts

Members of Boards of Managers and Officers — Identification and Background

The members of the Boards of Managers (“Managers”) and the officers of each Account, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Manager and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Manager/Officer Since(1)	Principal Occupations During the Past Five Years and Other Directorships(2)
INTERESTED MANAGER
David D. Horn(3) (born 06/07/41)	Manager	April 1986	Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT MANAGERS
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1977 to 2003)

Robert C. Bishop (born 01/13/43)	Manager	May 2001	AutoImmune, Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007) Quintiles Transnational Corp. (contract research services) Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Manager	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Members of Boards of Managers and Officers — Identification and Background — continued

Name, Date of Birth	Position(s) Held with Fund	Manager/Officer Since(1)	Principal Occupations During the Past Five Years and Other Directorships(2)

Marcia A. Kean (born 06/30/48)	Manager	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Manager	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Manager	May 2001	Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 - 2002)

MANAGER EMERITUS
Samuel Adams (born 10/19/25)	Manager Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Members of Boards of Managers and Officers — Identification and Background — continued

Name, Date of Birth	Position(s) Held with Fund	Manager/Officer Since(1)	Principal Occupations During the Past Five Years and Other Directorships(2)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Members of Boards of Managers and Officers — Identification and Background — continued

Name, Date of Birth	Position(s) Held with Fund	Manager/Officer Since(1)	Principal Occupations During the Past Five Years and Other Directorships(2)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Manager/Trustee/Officer of an MFS fund or a Compass variable account. Each Manager has served continuously since appointment.
(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)

“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Accounts do not hold annual meetings for the purpose of electing Managers, and Managers are not elected for fixed terms. Each Manager and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Managers currently serve as Managers of each Account and have served in that capacity since originally elected or appointed. All of the Managers are also Trustees of the MFS Variable Insurance Trust II. The executive officers of the Compass Variable Accounts hold similar offices for the MFS Variable Insurance Trust II and other funds in the MFS fund complex. As of January 1, 2008, each Manager serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Managers and is available without charge upon request by calling 1-800-752-7215.

Board Review of Investment Advisory Agreements

The Investment Company Act of 1940 requires that both the full Board of Managers and a majority of the non-interested (“independent”) Managers, voting separately, annually approve the continuation of each Variable Account’s investment advisory agreement with Massachusetts Financial Services Company (MFS) on behalf of the Variable Accounts. The Managers consider matters bearing on the Variable Accounts and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Managers met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreements for the Variable Accounts. The independent Managers were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Managers were also assisted in this process by the Variable Accounts’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Managers.

In connection with their deliberations, the Managers, including the independent Managers, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Each investment advisory agreement was considered separately for each Variable Account, although the Managers also took into account the common interests of all Variable Accounts in their review. As described below, the Managers considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreements and other arrangements with the Variable Accounts.

In connection with their contract review meetings, the Managers received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of each Variable Account for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on each Variable Account’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for a Variable Account, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Variable Accounts, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Variable Accounts, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Variable Accounts. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Managers did not independently verify any information provided to them by MFS.

The Managers’ conclusions as to the continuation of the investment advisory agreements were based on comprehensive consideration of all information provided to the Managers and not the result of any single factor. Some of the factors that figured particularly in the Managers’ deliberations are described below for each Variable Account, while individual Managers may have given different weight to various factors and evaluated the information presented as a whole differently than another Manager. The Managers recognized that the fee arrangements for the Variable Accounts reflect years of review and discussion between the independent Managers and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Managers’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Managers compared each Variable Account’s total return investment performance to the performance of peer groups of funds and its Lipper performance universe over the one-, three- and five-year periods. The Managers did not rely on performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Managers took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Variable Accounts whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Variable Account’s performance. After reviewing this information, the Managers concluded, within the context of their overall conclusions regarding the investment advisory agreements, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of each Variable Account’s advisory fee, the Managers considered, among other information, each Variable Account’s advisory fee and the total expense ratio as a percentage of average daily net assets, compared to the advisory fees and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Managers also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Managers considered the generally broader scope of services provided by MFS to the Variable Accounts than those provided to institutional accounts. The Managers also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Variable Accounts, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Variable Accounts are subject, compared to institutional accounts.

The Managers also considered whether a Variable Account is likely to benefit from any economies of scale due to future asset growth. In this regard, the Managers reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Managers also considered information prepared by MFS relating to its costs and profits with respect to each Variable Account and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Variable Accounts and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Managers concluded that the advisory fees charged to the Variable Accounts represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Managers considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Variable Accounts. The Managers also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Managers further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Managers also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Variable Accounts by MFS and its affiliates under agreements and plans other than the investment advisory agreements. The Managers also considered the nature, extent and quality of certain other services MFS performs or arranges on the Variable Accounts’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Managers concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Variable Accounts were satisfactory. The Managers also considered the benefits to MFS from the use of the Variable Accounts’ portfolio brokerage commissions to pay for research and other similar services (including MFS’ current policy not to use “soft dollars” generated by Variable Account portfolio transactions to pay for third-party research), and various other factors. Additionally, the Managers considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Variable Accounts, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Managers, including a majority of the independent Managers, concluded that the investment advisory agreements should be continued for an additional one-year period, commencing September 1, 2007.

Capital Appreciation Variable Account

The Managers noted the Variable Account’s performance was in the 3rd quintile relative to the other funds in the universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Variable Account was in the 4th quintile for the three-year period and the 5th quintile for the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Managers concluded that the Variable Account’s performance was adequate.

In considering the fees, the Managers noted from the Lipper data that the Variable Account’s effective advisory fee was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Managers accepted MFS’ offer to continue its expense limitation for the Variable Account, and noted the expense limitation was reduced for the next year. The Managers further concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

Global Governments Variable Account

The Managers noted the Variable Account’s performance was in the 3rd quintile relative to the other funds in the universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Variable Account was in the 5th quintile for the three-year period and the 3rd quintile for the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Managers concluded that the Variable Account’s performance was adequate.

In considering the fees, the Managers noted from the Lipper data that the Variable Account’s effective advisory fee rate was below the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Managers accepted MFS’ offer to continue its expense limitation for the Variable Account. The Managers further concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

Government Securities Variable Account

The Managers noted the Variable Account’s performance was in the 2nd quintile relative to the other funds in the universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Variable Account was in the 3rd quintile for the three-year period and the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Managers concluded that the Variable Account’s performance was satisfactory.

In considering the fees, the Managers noted from the Lipper data that the Variable Account’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Managers accepted MFS’ offer to continue its expense limitation for the Variable Account. The Managers further concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

High Yield Variable Account

The Managers noted the Variable Account’s performance was in the 2nd quintile relative to the other funds in the universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Variable Account was in the 4th quintile for the three-year period and the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Managers concluded that the Variable Account’s performance was satisfactory.

In considering the fees, the Managers noted from the Lipper data that the Variable Account’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Managers accepted MFS’ offer to continue its management fee waiver and expense limitation for the Variable Account. The Managers further concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

Money Market Variable Account

The Managers noted the Variable Account’s performance was in the 3rd quintile relative to the other funds in the universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Variable Account was in the 4th quintile for the three-year period and the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Managers concluded that the Variable Account’s performance was adequate.

In considering the fees, the Managers noted from the Lipper data that the Variable Account’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Managers accepted MFS’ offer to continue its expense limitation for the Variable Account, and determined that the waiver was sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

Total Return Variable Account

The Managers noted the Variable Account’s performance was in the 1st quintile relative to the other funds in the universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Variable Account was in the 2nd quintile for the three-year period and the 1st quintile for the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Managers concluded that the Variable Account’s performance was satisfactory.

In considering the fees, the Managers noted from the Lipper data that the Variable Account’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Managers accepted MFS’ offer to continue its expense limitation for the Variable Account. The Managers further concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

A discussion regarding the Board’s most recent review and renewal of the accounts’ Investment Advisory Agreement with MFS is available by clicking on “Compass” in the “Products and Performance” section of the MFS Web site (mfs.com).

MFS® Privacy Notice

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Investment Adviser

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110-2875

Proxy Voting Policies and Information

A general description of the accounts’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s website at http://www.sec.gov.

Information regarding how the accounts voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The accounts will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The accounts’ Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549 0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The accounts’ Form N-Q is available on the EDGAR database on the Commission’s Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfor@sec.gov or by writing the Public Reference Section at the above address.

cous-ann-2/08

Sun Life Financial Distributors Inc.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright, members of the Audit Committee, have been determined by the Board of Managers in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright are “independent” members of the Audit Committee as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Managers has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Account (the “Account”). The tables below set forth the audit fees billed to the Account as well as fees for non-audit services provided to the Account and/or to the Account’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Account (“MFS Related Entities”).

For the fiscal years ended December 31, 2007 and 2006, audit fees billed to the Account by Deloitte were as follows:

	Audit Fees
	2007	2006
Fees billed by Deloitte
Government Securities Variable Account	40,072	38,500

For the fiscal years ended December 31, 2007 and 2006, fees billed by Deloitte for audit-related, tax and other services provided to the Account and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2007	2006	2007	2006	2007	2006
Fees billed by Deloitte:
To Government Securities Variable Account	0	0	0	0	1,205	379
To MFS and MFS Related Entities of Government Securities Variable Account*	1,189,135	981,825	0	0	366,217	418,092

Aggregate fees for non-audit services:

	2007	2006
To Government Securities Variable Account, MFS and MFS Related Entities#	2,057,875	1,903,431

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Account (portions of which services also related to the operations and financial reporting of other variable accounts and funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Account and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Managers relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Account and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Account and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GOVERNMENT SECURITIES VARIABLE ACCOUNT

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date:  February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date:  February 19, 2008

By (Signature and Title)*	TRACY ATKINSON
Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date:  February 19, 2008

*	Print name and title of each signing officer under his or her signature.